UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTFIELD FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

April 4, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Westfield Financial, Inc., the holding company for Westfield Bank, which will be held on May 15, 2014 at 10:00 a.m., Eastern time, at the Springfield Marriott, 2 Boland Way, Springfield, Massachusetts 01115.

The attached Notice of Annual Meeting of Shareholders and proxy statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Westfield Financial, Inc. and Westfield Bank, and you will have an opportunity to ask questions.

The Board of Directors of Westfield Financial, Inc. has determined that an affirmative vote on the matters to be considered at the Annual Meeting is in the best interests of Westfield Financial, Inc. and its shareholders and unanimously recommends a vote “For” these matters.

Please promptly submit your proxy by telephone, Internet or mail, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of Westfield Financial, Inc. and Westfield Bank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

James C. Hagan
Chief Executive Officer

IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (413) 568-1911

WESTFIELD FINANCIAL, INC.

141 Elm Street
Westfield, Massachusetts 01085
(413) 568-1911

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE	Thursday, May 15, 2014

TIME	10:00 A.M. Eastern time

PLACE	Springfield Marriott 2 Boland Way Springfield, Massachusetts 01115

ITEMS OF BUSINESS	(1)	Election of the nominees named in the attached proxy statement as directors to serve on the Board of Directors for a term of office stated.

	(2)	Consideration and approval of a non-binding advisory resolution on the compensation of our named executive officers.

	(3)	Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

	(4)	Consideration and approval of the Westfield Financial, Inc. 2014 Omnibus Incentive Plan.

	(5)	Consideration of any other business properly brought before the Annual Meeting, and any adjournment or postponement thereof.

RECORD DATE	The record date for the Annual Meeting is March 20, 2014. Only shareholders of record as of the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

PROXY VOTING
You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly submit your proxy by telephone or Internet or by signing and returning the proxy card. Submitting a proxy will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,

James C. Hagan Chief Executive Officer

Westfield, Massachusetts
April 4, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2014.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available free of charge at www.snl.com/irweblinkx/govdocs.aspx?IID=4066200 and www.proxyvote.com.

i

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
Vote Required	35
Our Recommendation	35
Independent Registered Public Accounting Firm Fees and Services	35
PROPOSAL 4 – APPROVAL OF THE WESTFIELD FINANCIAL, INC. 2014 OMNIBUS INCENTIVE PLAN	36
Vote Required	36
Our Recommendation	36
Equity Awards Outstanding and Available	36
Principles of the 2014 Plan	36
Description of the 2014 Plan	37
Federal Income Tax Consequences	42
HOUSEHOLDING OF PROXY MATERIALS	44
OTHER MATTERS	44
APPENDIX A – 2014 OMNIBUS INCENTIVE PLAN	A-i

ii

WESTFIELD FINANCIAL, INC.
141 Elm Street
Westfield, Massachusetts 01085
(413) 568-1911

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2014

INFORMATION ABOUT THE ANNUAL MEETING

General

Westfield Financial, Inc., a Massachusetts-chartered stock holding company, is registered as a savings and loan holding company with the Federal Reserve Board and owns all of the capital stock of Westfield Bank. Our common stock is listed on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “WFD.” As used in this proxy statement, “we,” “us,” “our” and “Company” refer to Westfield Financial, Inc. and/or its subsidiaries, depending on the context. The term “Annual Meeting,” as used in this proxy statement, means the 2014 annual meeting of shareholders and includes any adjournment or postponement of such meeting.

We have sent you this proxy statement and the proxy card because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may vote by proxy over the telephone, Internet or by mail, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled “Voting Procedures.”

We made available this proxy statement, the Notice of Annual Meeting of Shareholders and the proxy card on or about April 4, 2014, to all shareholders entitled to vote. If you owned our common stock as of the close of business on March 20, 2014, the record date, you are entitled to vote at the Annual Meeting.

Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 4, 2014 to all shareholders of record entitled to vote at the Annual Meeting. We will send you a proxy card, along with a second Notice, on or after April 14, 2014.

Obtaining a Copy of the Proxy Statement and Annual Report on Form 10-K

A copy of the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2013 (without exhibits) will be provided free of charge, upon request, to any registered or beneficial owner of common stock entitled to vote at the Annual Meeting. If you want to receive a paper or e-mail copy of the proxy statement or annual report, please choose one of the following methods to make your request:

●	By Internet: www.proxyvote.com

●	By Telephone: 1-800-579-1639

●	By E-mail: sendmaterial@proxyvote.com

If requesting materials by e-mail, please send a blank e-mail with the Control Number that is printed on the Notice in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2014 to facilitate timely delivery.

The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding registrants, including the Company.

Voting Rights

Only shareholders of record as of the close of business on March 20, 2014, will be entitled to vote at the Annual Meeting. On this record date, there were 19,854,931 shares of common stock outstanding and entitled to vote.

If on March 20, 2014, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, Internet or by mail as instructed below to ensure your vote is counted.

Voting Procedures

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may (a) vote in person at the Annual Meeting or (b) vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone, Internet or by mail as instructed below to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Control Number from your Notice. Your vote must be received by 11:59 P.M., Eastern time on May 14, 2014, to be counted.

●
To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Control Number from your Notice. Your vote must be received by 11:59 P.M., Eastern time on May 14, 2014, to be counted.

●
To vote by mail, simply request a copy of the proxy statement as indicated above, which will include a proxy card and then complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designated proxy holders will vote your shares as you direct.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares “For” Proposals 1, 2, 3 and 4 as set forth in the Notice of Annual Meeting of Shareholders.

If any other matter is presented at the Annual Meeting, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of Annual Meeting of Shareholders.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If on March 20, 2014, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Employee Stock Ownership Plan

Each participant in our Employee Stock Ownership Plan Trust (the “ESOP”) has the right to direct First Bankers Trust Services, Inc., as trustee of the ESOP (“First Bankers Trust”), as to how to vote his or her proportionate interests in all allocated shares of common stock held in the ESOP. First Bankers Trust will vote any unallocated shares, as well as any allocated shares as to which no voting instructions are received, in the same proportion as the shares for which voting instructions have been received. First Bankers Trust’s duties with respect to voting the common stock in the ESOP is governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The fiduciary provisions of ERISA may require, in certain limited circumstances that First Bankers Trust override the votes of participants with respect to the common stock held by First Bankers Trust and to determine, in First Bankers Trust’s best judgment, how to vote the shares.

401(k) Plan

Each participant in our 401(k) Plan (the “401(k) Plan”) has the right to direct Delaware Charter & Trust Company, a Delaware Corporation conducting business under the trade name of The Principal Trust Company, as trustee of the 401(k) Plan (“Principal Trust”), as to how to vote his or her proportionate interests in all allocated shares of common stock held in the 401(k) Plan. Principal Trust will vote any unallocated shares, as well as any allocated shares as to which no voting instructions are received, in the same proportion as the shares for which voting instructions have been received. Principal Trust’s duties with respect to voting the common stock in the 401(k) Plan are governed by the fiduciary provisions of ERISA. The fiduciary provisions of ERISA may require, in certain limited circumstances, that Principal Trust override the votes of participants with respect to the common stock held by Principal Trust and to determine, in Principal Trust’s best judgment, how to vote the shares.

Quorum

A quorum is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting are present at the Annual Meeting in person or are represented by proxy. On the record date, there were 19,854,931 shares of common stock outstanding and entitled to vote. Thus, the holders of 9,927,466 shares of common stock must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting or vote by proxy over the telephone or the Internet as instructed above. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Vote Required

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “For” votes cast are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Abstentions and broker non-votes will not affect the outcome of the election of directors. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Consideration and Approval of a Non-Binding Advisory Resolution on the Compensation of Our Named Executive Officers. The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote for this proposal.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014, will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the vote.

Proposal 4: Consideration and Approval of the Company’s 2014 Omnibus Incentive Plan. The approval of the 2014 Omnibus Incentive Plan (the “2014 Plan”) will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.  Abstentions are not counted as votes cast and they will have no effect on the vote.  Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner.  Therefore, broker non-votes will have no effect on the vote for this proposal.

Effect of Broker Non-Votes

“Broker non-votes” are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Brokers who hold their customers’ shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm. The election of directors is no longer considered “routine.” Proposals 1, 2 and 4 are considered “non-routine” and Proposal 3 is considered “routine” under The NASDAQ Marketplace Rules (the “NASDAQ Listing Rules”).

If your broker returns a proxy but does not vote on a proposal, this will constitute a “broker non-vote.” A broker non-vote will have no effect on the outcome of any proposal.

Confidential Voting Policy

We maintain a policy of keeping shareholder votes confidential. Only the Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements.

Revoking Your Proxy

You may revoke your grant of proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record, you may revoke your proxy in any one of the following four ways:

▪	filing a written revocation of the proxy with our Secretary;

▪	entering a new vote over the Internet or by telephone;

▪	attending and voting in person at the Annual Meeting; or

▪	submitting another signed proxy card bearing a later date.

If your shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by such party in order to revoke your proxy.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Solicitation of Proxies

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Annual Meeting of Shareholders, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees or by a firm engaged to do the same by such individuals. No additional compensation will be paid to directors, officers or other regular employees for such services.

Shareholder Proposals

If you wish to submit proposals to be included in our proxy statement for the 2015 annual meeting of shareholders (the “2015 Annual Meeting”), we must receive them on or before December 5, 2014, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for the 2015 Annual Meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, under our Amended and Restated Bylaws (“Bylaws”), if you wish to nominate a director or bring other business before the 2015 Annual Meeting which is not included in the proxy statement for the 2015 Annual Meeting, the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to our Secretary; and (iii) your notice must contain specific information required in Article I of our Bylaws.

PROPOSAL 1

ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), our Board has nominated the four individuals listed in the table below for election as directors at the Annual Meeting.  All nominees have consented to being named in this proxy statement and to serve if elected. If you elect all the nominees listed below, they will hold office until the annual meeting of shareholders in 2017 or until their successors have been elected and qualified.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

Nominees	Term to Expire
Laura Benoit	2017
Donna J. Damon	2017
Lisa G. McMahon	2017
Steven G. Richter	2017

Vote Required

The nominees for director who receive the most votes will be elected. If you do not vote for a nominee, or you indicate “withhold” for any nominee on your proxy card, your vote will not count “for” or “against” the nominee. You may not vote your shares cumulatively for the election of directors.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Information About Our Board of Directors

General

Our Board currently consists of 11 members.  Ms. Benoit and Ms. McMahon have been nominated by the Nominating Committee to fill the vacancies resulting from the retirement of Robert T. Crowley, Jr. and Paul R. Pohl at the Annual Meeting. The name, age and length of service of each of our nominees and the continuing and retiring members of our Board are set forth below:

Nominees	Age(1)	Term Expires	Position(s) Held	Director Since(2)
Laura Benoit	47	2017	Director	-
Donna J. Damon	55	2017	Director	2011
Lisa G. McMahon	55	2017	Director	-
Steven G. Richter	58	2017	Director	2011

Continuing Directors	Age(1)	Term Expires	Position(s) Held	Director Since(2)
David C. Colton, Jr.	71	2015	Director	1980
James C. Hagan	52	2015	President, Chief Executive Officer, Director	2009
Phillip R. Smith	58	2015	Director	2009
Charles E. Sullivan	70	2016	Director	1992
Kevin M. Sweeney	48	2016	Director	2013
Christos A. Tapases	53	2016	Director	2013
Donald A. Williams	70	2015	Chairman of the Board	1983

Retiring Directors	Age(1)	Term Expires	Position(s) Held	Director Since(2)
Robert T. Crowley, Jr.	65	2014	Director	1999
Paul R. Pohl	72	2014	Director	1999
_________________
(1)	At March 1, 2014.
(2)	Includes terms served on the board of directors of Westfield Bank, as applicable.

The principal occupation, education and business experience, where applicable, of each nominee for election as director and each continuing and retiring director are set forth below. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

Nominees

Laura Benoit has been the Treasurer and Co-Owner of Baystate Fuel Oil, Inc., a fuel distribution company located in Agawam, Massachusetts, since 1985. Ms. Benoit also is a former member of the board of directors of the Western Mass Fuel Dealers Association. Ms. Benoit received an Associate degree in Business Administration from Holyoke Community College. Ms. Benoit’s finance, accounting and small business management experience provides her with the qualifications and skills to serve as a director.

Donna J. Damon has been a director of our Board since 2011 and also serves on the Compensation Committee. Ms. Damon is the President and owner of New England Concrete Cutting, Inc., a construction company specializing in concrete cutting and drilling located in Agawam, Massachusetts. She also serves as an executive officer and the office manager for two separate companies, Witch Equipment of New England, Inc. and Witch Enterprises, Inc. Ms. Damon also serves on various community boards. Ms. Damon’s experience in human resource, office management and business administration, including financial management and employee benefit administration provides her with the qualifications and skills to serve as a director.

Lisa G. McMahon is a manager of university advancement with Westfield State University. Ms. McMahon came to the university in 2013 after leaving Merrill Lynch where she obtained her general securities license and license to become a registered investment advisor representative. From 2007 to 2012, Ms. McMahon was the executive director of the Westfield Business Improvement District, Inc. Ms. McMahon received a Bachelor of Science degree from Our Lady of the Elms College. Ms. McMahon’s business experience and extensive work with micro businesses, nonprofits, and community relations provides her with the qualifications and skills to serve as a director.

Steven G. Richter has been a director of our Board since 2011. Mr. Richter is the founder, owner, operator and President of Micro Test Laboratories, Inc., a contract testing and manufacturing support operation for the pharmaceutical and biotechnology industries. He is a graduate of the University of Massachusetts with a Bachelor’s of Science in Microbiology.  Mr. Richter went on to receive his Master of Sciences degree in Biological Sciences from the University of Massachusetts-Lowell and his Ph.D. in Sterilization Sciences from Columbia Pacific University. Mr. Richter has served in a biotechnological advisory capacity for small business with Governors Romney and Patrick.  Mr. Richter is also actively involved in research and development with the University of Massachusetts. Mr. Richter’s experience in small business administration and management, including financial and business operations matters provides him with the qualifications and skills to serve as a director.

Continuing Directors

David C. Colton, Jr. has been a director of our Board since 1980. Mr. Colton is the retired owner of The Colton Agency, Inc., an insurance agency located in Westfield, Massachusetts. He has previously served as a consultant for the Berkshire Insurance Group, and as acting Chief Operating Officer from 2005 through 2006. Mr. Colton is also the Treasurer for the Westfield Business Improvement District and has served in such capacity since 2005. During Mr. Colton’s 39 years of ownership, he dealt with such aspects of business operation including contractual and insurance issues, automation, human resource management and marketing, which provides him with the qualifications and skills to serve as a director.

James C. Hagan has been a director of our Board since 2009, our Chief Executive Officer since December 31, 2008 and our President since June 2005. Mr. Hagan served as Chief Operating Officer of the Company and Westfield Bank from June 2005 until December 2008. Prior to that, he served as Senior Vice President and Commercial Loan Department Manager of Westfield Bank from 1998. From 1994 through 1998, Mr. Hagan was a Vice President at Westfield Bank. Prior to 1994, Mr. Hagan worked as a commercial lender and manager at other New England based banking institutions. He received a Bachelor of Science from Westfield State College and received a Masters of Business Administration from American International College. Mr. Hagan’s expertise in credit administration, commercial lending and management through his various roles within the Company and within other New England based banking institutions provides him with the qualifications and skills to serve as a director.

Philip R. Smith has been a director of our Board since 2009 and was previously our Secretary. Mr. Smith has been a partner at Bacon & Wilson, P.C., one of the largest regional law firms in western Massachusetts specializing in Real Estate, Business Law and Estate planning, since 2001.  He has served as a past board member of the Westfield Chamber of Commerce in Westfield, Massachusetts, and is a member of the Westfield State College Foundation and the Westfield Community Development Corporation. He is a graduate of the University of New Hampshire and received a J.D. from New England School of Law and an LL.M. in taxation from Boston University.  Mr. Smith’s experience in commercial and residential lending and business law through his many years of legal practice provides him with the qualifications and skills to serve as a director.

Charles E. Sullivan has been a director of our Board since 1992. Mr. Sullivan, currently retired, was a Certified Public Accountant at the firm of Sullivan, Poulin & Payne P.C., located in West Springfield, Massachusetts. He has been a Certified Public Accountant since 1968. Mr. Sullivan brings to his position over 40 years of accounting experience, as well as a plethora of industry-related knowledge.  He received a Bachelor of Science in Business Administration from American International College. Mr. Sullivan’s expertise in public and small business company accounting, disclosure and financial system management, auditing and general financial management provides him with the qualifications and skills to serve as a director.

Kevin M. Sweeney has been a director of our Board since January 2013.  Mr. Sweeney has been a Principal of Sweeney Strategic Consulting since 2012, where he advises non-profit and for-profit organizations regarding critical finance, strategic and operational decisions. Mr. Sweeney also served as the interim President and Chief Executive Officer of DevelopSpringfield, where he had had overall strategic and operational responsibility. Mr. Sweeney previously spent 19 years with the MassMutual Financial Group, where he was most recently a Managing Director of MassMutual Capital Partners LLC and was responsible for strategic mergers and acquisitions, private equity investments, and other transactions for MassMutual and its affiliated companies. He also served as Chairman of the board of directors of MassMutual Trust Company, FSB. Mr. Sweeney is also a Professor of Practice with the School of Business of Worcester Polytechnic Institute (WPI) in Worcester, MA, specializing in Finance. In addition to his teaching with WPI and his consulting, Mr. Sweeney is a visiting Lecturer with Columbia University. Mr. Sweeney has also been a Senior Lecturer with Western New England University College of Business and an Adjunct Professor of Law at the Western New University School of Law. Mr. Sweeney also serves on the board of directors of a two private organizations and he is a member of the advisory board of another. Mr. Sweeney received a Bachelor of Arts from the University of Massachusetts – Amherst, a Doctor of Law from the University of Wisconsin Law School and an M.B.A. jointly from New York University Stern School of Business, the London School of Economics & Political Science, and the HEC School of Management in Paris, France. Mr. Sweeney’s experience as a senior executive at a Fortune 500 company and his vast academic experience and organizational consulting ventures provides him with the qualifications and skills to serve as a director.

Christos A. Tapases has been a director of our Board since January 2013.  Mr. Tapases is a Principal at Corbin & Tapases, P.C. and has been practicing public accounting since 1982.  Mr. Tapases joined the firm in 1984 after gaining valuable experience with Arthur Andersen & Co. Mr. Tapases has been a certified public accountant since 1987 and is also the Plans and Training Officer for the City of Westfield Emergency Management Agency. Mr. Tapases received a Bachelor of Science from American International College.  Mr. Tapases’ management and accounting experience as a certified public accountant provides him with the qualifications and skills to serve as a director.

Donald A. Williams has been the Chairman of our Board since 2005. Mr. Williams served as President of Westfield Savings Bank from 1983 through 2005 and the Company from its inception in 2001 through 2005. He later went on to serve as Chief Executive Officer as well until his retirement from the position in 2008. He has been employed in the banking industry since 1972.  Mr. Williams received a Bachelor of Science with an emphasis on Finance and Insurance from Northeastern University and a graduate degree in accounting from Western New England College.  Mr. Williams’ previous positions with the Company and Westfield Bank and his experience in banking and financial and regulatory management provides him with the qualifications and skills to serve as a director.

Retiring Directors

Robert T. Crowley, Jr. has been a director of our Board since 1999. Mr. Crowley is a retired Certified Public Accountant and a former Managing Partner of the accounting firm of Downey, Sweeney, Fitzgerald & Co., which provides tax, accounting, and auditing services to the public. He had worked in the capacity of a Certified Public Accountant since 1970, and was a partner at this firm since 1980. In addition to his role as Director on our Board, Mr. Crowley also serves as Treasurer and Director on the boards of the Westfield Community Development Corp., and Hawthorn Services, Inc. He is a Clerk on the board of Industrial Cutting Tools, Inc., and a member of the Finance Committee of St. Mary’s Church in Westfield, Massachusetts. He received a Bachelor of Science in Accounting from Boston College. Mr. Crowley’s experience in management and in public and small business company accounting, disclosure and financial system management, and auditing and general financial management as a certified public accountant and through his involvement with community organizations provides him with the qualifications and skills to serve as a director.

Paul R. Pohl has been a director of our Board since 1999. Mr. Pohl is the Owner and President of Chemi-Graphic, Inc., a name plate manufacturing company located in Ludlow, Massachusetts. Mr. Pohl has 40 years of experience in company ownership. He is a graduate of Syracuse University.  Mr. Pohl’s experience in company management and operational responsibilities provides him with the qualifications and skills to serve as a director.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following are our executive officers who are not also members of the Board and therefore are not listed above. The executive officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board. In addition, we have entered into employment agreements with certain of our executive officers, which set forth the terms of their employment. See “Compensation Discussion and Analysis – Other Benefits – Employment Agreements and Change of Control Agreements.”

Gerald P. Ciejka, age 53, serves as Vice President, General Counsel and Director of Human Resources of the Company and Westfield Bank and is our Secretary. Mr. Ciejka was previously a partner at the Springfield, Massachusetts law firm of Bulkley, Richardson and Gelinas in the business organization and real estate departments. From 1997 to 2004, he served as branch manager and senior underwriting counsel for First American Title Insurance Company and Chicago Title Insurance Company.

Louis O. Gorman, age 54, serves as Vice President of Credit Administration and Chief Credit Officer.  Mr. Gorman has served as Chief Credit Officer since 2010 and as Vice President of Credit Administration since 2009.  Prior to that, Mr. Gorman was a commercial loan officer for the Company and Westfield Bank and also performed the same function at other New England based banking institutions.

Michael J. Janosco, Jr., age 67, currently serves as Chief Investment Officer. Mr. Janosco previously served as the Chief Financial Officer and Treasurer of Westfield Bank from 1999 and of the Company since its inception in 2001 until his retirement on December 31, 2008. Mr. Janosco was also a partner at KPMG Peat Marwick until his retirement in 1993. From 1994 to 1997, he served as the Chief Financial Officer and Treasurer of Primary Bank, located in Peterborough, New Hampshire. From October 1997 to March 1999, he was a consultant to various banks.

Rebecca S. Kozaczka, age 63, has served as Vice President and Residential Loan Officer at the Company and Westfield Bank since 1989. She worked as a Mortgage Loan Officer from 1985 to 1987 and as Assistant Vice President from 1987 until 1989.

Deborah J. McCarthy, age 54, has served as Vice President of the Company and Westfield Bank since 2001. She is the Manager of the Operations and Information Systems Departments. She has worked for Westfield Bank in numerous capacities since 1979.

Allen J. Miles, III, age 51, was appointed Executive Vice President effective December 31, 2008. Prior to that, Mr. Miles served as Senior Vice President and Chief Lending Officer of the Company and Westfield Bank since August 2005. From 1998 to 2005 he served as Vice President and Commercial Loan Officer.

Kevin C. O’Connor, age 54, was appointed Vice President, Retail Banking in February 2010. Mr. O’Connor has over twenty-five years’ experience in retail and branch banking and had previously worked at both national and regional banking institutions as a Vice President and regional manager of retail banking and sales, including small business sales.

Leo R. Sagan, Jr., age 51, was appointed Chief Financial Officer and Treasurer of the Company and Westfield Bank effective December 31, 2008. Prior to his appointment, Mr. Sagan served as the Vice President and Controller of the Company and Westfield Bank since 2003, as Controller of the Company and Westfield Bank from 2002 to 2003 and as Assistant Treasurer of the Company and Westfield Bank from 1999 to 2002.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in our day-to-day operations. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Board held 12 regular and 2 special meetings during the fiscal year ended December 31, 2013. Each incumbent director attended at least 75% of the total of (i) the meetings of the Board held during the period for which he has been a director and (ii) the meetings of the committee(s) on which that particular director served during such period.

It is our policy that all directors and nominees attend the Annual Meeting. At the 2013 annual meeting, all members then serving on the Board were in attendance, except for Ms. Damon.

Board of Directors Independence

Rule 5605 of the NASDAQ Listing Rules requires that independent directors compose a majority of a listed company’s board of directors. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Rule 5605(a)(2) of the NASDAQ Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the NASDAQ Listing Rules, members of a compensation committee must also satisfy independence requirements set forth in Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company which is material to that member's ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board consults with our legal counsel to ensure that their determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ Listing Rules, as in effect from time to time.

Consistent with these considerations, the Board has affirmatively determined that all of its directors, including the director nominees, satisfy general independence requirements under the NASDAQ Listing Rules, other than Mr. Hagan. In making this determination, the Board found that none of the directors, other than Mr. Hagan, had a material or other disqualifying relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each director, other than Mr. Hagan, is “independent” as that term is defined under Rule 5605(a)(2) of the NASDAQ Listing Rules. The Board determined that Mr. Hagan, our President and Chief Executive Officer, is not an independent director by virtue of his current employment with us. The Board also determined that each member of the Audit, Nominating and Compensation Committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.

Code of Ethics

We have adopted a Conflict of Interest Policy and Code of Conduct, which applies to all our employees and officers. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions for us, and which requires compliance with the Conflict of Interest Policy and Code of Conduct. The Code of Ethics for Senior Financial Officers meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K. The Code of Ethics for Senior Financial Officers is available to shareholders on our website at www.westfieldbank.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on its website at the internet address set forth above. We have not amended or granted any waivers of a provision of our Code of Ethics during 2013.

Committees of the Board of Directors

The Board has five committees: an Executive Committee, an Audit Committee, a Nominating Committee, a Compensation Committee, and a Finance and Risk Management Committee (the “Finance Committee”). The following table provides membership and meeting information for the year ended December 31, 2013, for each committee:

Name	Executive Committee	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Finance and Risk Management Committee(2)
David C. Colton, Jr.	X		X*		X
Robert T. Crowley, Jr.**(1)		X	X
Donna J. Damon				X
James C. Hagan	X				X
Paul R. Pohl(1)			X	X*
Steven G. Richter		X
Philip R. Smith					X
Charles E. Sullivan	X	X*	X	X
Kevin M. Sweeney			X	X	X*
Christos A. Tapases**		X			X
Donald A. Williams	X				X
Total meetings in 2013	36	5	3	6	-
__________________

*	Committee Chair
**	Financial Expert
(1)	Messrs. Crowley and Pohl will retire from the Board and its committees effective as of the Annual Meeting.
(2)	Finance and Risk Management Committee was formed in January 2014.

Below is a description of each committee of the Board.

Executive Committee

The Executive Committee exercises the powers of the Board between Board meetings. During 2013, the Executive Committee consisted of Victor J. Carra and Messrs. Colton, Hagan, Sullivan and Williams.  Mr. Carra retired from the Board at the 2013 annual meeting of shareholders.

Audit Committee

During 2013, the Audit Committee was chaired by Richard C. Placek, until his retirement from the Board at the 2013 annual meeting of shareholders. Mr. Sullivan assumed the duties of Chairperson thereafter with Messrs. Crowley, Richter, Sullivan and Tapases as members. The Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments.

The primary duties and responsibilities of the Audit Committee are to:

(1)	oversee and monitor the financial reporting process and internal controls system;

(2)	review and evaluate the audit performed by outside auditors and report any substantive issues found during the audit to the Board;

(3)	appoint, compensate and oversee the work of the independent auditors;

(4)	review and approve all transactions with affiliated parties; and

(5)	provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department and the Board.

The Board reviews the NASDAQ Listing Rules’ definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Exchange Act). The Board has also determined that Messrs. Crowley and Tapases each qualify as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. The Board has adopted a written charter for the Audit Committee that is available to shareholders on our website at www.westfieldbank.com.

Pre-approval of Services. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for us by our independent registered public accounting firm, subject to the de minimis exception for non-audit services described below which are approved by the Audit Committee prior to completion of the audit.

The pre-approval requirement set forth above shall not be applicable with respect to non-audit services if:

(1)	the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by us to our auditor during the fiscal year in which the services are provided;

(2)	such services were not recognized by us at the time of the engagement to be non-audit services; and

(3)
such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

Delegation. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved 100% of the services performed by the independent registered public accounting firm pursuant to the policies outlined above.

Audit Committee Report.(1)

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2013 with management and our independent registered public accounting firm, Wolf & Company, P.C. The Audit Committee has discussed with Wolf & Company the matters required to be discussed by Public Company Accounting Oversight Board, or PCAOB, Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from Wolf & Company required by applicable requirements of the PCAOB regarding Wolf & Company’s communications with the Audit Committee concerning independence, and has discussed with Wolf & Company the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Westfield Financial, Inc. Audit Committee Charles E. Sullivan, Chairperson Robert T. Crowley, Jr. Steven G. Richter Christos A. Tapases
__________________

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

During 2013, the Nominating Committee consisted of five directors: Mr. Colton, as Chairperson, and Messrs. Crowley, Pohl, Sullivan and Sweeney as members. Beginning in 2014, the Nominating Committee consisted of Mr. Colton, as Chairperson, and Messrs. Pohl, Sullivan and Sweeney as members. Mr. Pohl will retire from the Nominating Committee at the Annual Meeting. Pursuant to the Nominating Committee’s charter, no director may serve on the Nominating Committee in any capacity in any year during which such director’s term as a director is scheduled to expire. Each member of the Nominating Committee is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, and each is an independent director under the corporate governance standards of the NASDAQ Listing Rules. The Board has adopted a written charter for the Nominating Committee that is available to shareholders on our website at www.westfieldbank.com.

Pursuant to its charter, the Nominating Committee is responsible for:

▪	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by the Board);

▪	reviewing director nominations by shareholders;

▪	reviewing and evaluating incumbent directors;

▪	recommending to the Board for selection candidates for election to the Board;

▪	making recommendations to the Board regarding the membership of the committees of the Board; and

▪	developing a set of corporate governance guidelines.

It is the policy of the Nominating Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. When considering candidates for the Board, the Nominating Committee takes into account the candidate’s qualifications, experience and independence from management. Shareholder nominees are analyzed by the Nominating Committee in the same manner as nominees that are identified by the Nominating Committee. We do not pay a fee to any third party to identify or evaluate nominees. If the Nominating Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election. The Nominating Committee also has the authority to retain any search firm to assist in the identification of director candidates. However, the Nominating Committee has not retained any such search firm, and we do not pay a fee to any third party to identify or evaluate director candidates.

In accordance with our Bylaws, nominations of individuals for election to the Board at an annual meeting of shareholders may be made by any shareholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Secretary at our principal executive office. To be timely, a shareholder’s notice must be delivered to or received by our Secretary not less than 120 calendar days in advance of the anniversary date of our proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders. Submissions must include the full name of the proposed nominee and include a detailed background of the suggested candidate, and a representation that the nominating shareholder is a beneficial or record holder of our common stock. If a nomination is not properly brought before the meeting in accordance with our Bylaws, the Chairman of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. For additional information about our director nomination requirements, please see our Bylaws.

All nominees were nominated by the Nominating Committee. As of the date of this proxy statement, the Nominating Committee had not received any shareholder recommendations for nominees in accordance with our Bylaws in connection with the Annual Meeting.

Compensation Committee

During 2013, the Compensation Committee was composed of four directors: Ms. Damon and Messrs. Pohl, Sullivan and Sweeney, with Mr. Pohl serving as Chairperson. Mr. Pohl will retire from the Compensation Committee at the Annual Meeting. Upon Mr. Pohl’s retirement, Ms. Damon will serve as Chairperson of the Compensation Committee. Each member of the Compensation Committee is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, each is an outside director as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and each is an independent director under the corporate governance standards of the NASDAQ Listing Rules and the independence requirements of Rule 10C-1 under the Exchange Act. As required by its charter, the Compensation Committee meets at least three times annually and with greater frequency if necessary. The Board has adopted a written charter for the Compensation Committee that is available to shareholders on our website at www.westfieldbank.com.

Pursuant to its charter, the Compensation Committee’s responsibilities include:

(1)	evaluating the performance of the Chief Executive Officer and other elected officers in light of approved performance and objectives;

(2)
making recommendations to the Board for, and setting the compensation of the Chief Executive Officer and other elected officers, based upon the evaluation of the performance of the Chief Executive Officer and the other elected officers, respectively; and

(3)	making recommendations to the Board with respect to profit sharing and equity-based compensation plans.

The Compensation Committee also reviews and discusses with management the “Compensation Discussion and Analysis” section of our proxy statements and considers whether to recommend to the full Board that it be included in our proxy statements and other filings.

Compensation Decision-Making and Policy-Making. Our Bylaws require that our business and affairs be under the direction of the Board, which includes executive officer compensation. Executive compensation is set by the Board after recommendation of the Compensation Committee. As a company listed on NASDAQ, we must observe governance standards and listing requirements that require executive officer compensation decisions to be made by a majority of independent directors of our Board, by a committee of independent directors or in exceptional and limited circumstances, a compensation committee comprised of at least three members where only one member is not independent.

The Compensation Committee has been delegated authority from our Board to oversee executive compensation by approving salary increases for Vice Presidents and above and by reviewing general personnel matters such as staff performance evaluations for Vice Presidents and above. The Compensation Committee has established a compensation program and has a formal charter which was adopted in December of 2006 and amended in 2007 and advises senior management on the average salary increases for all employees under the compensation program. The compensation program consists of three components: (1) base salary; (2) profit sharing bonuses (short-term incentives); and (3) long-term incentives (e.g., omnibus equity grants, employment and change of control agreements, deferred compensation, and fringe benefits).

The Compensation Committee considers the expectations of the Chief Executive Officer with respect to his own compensation and his recommendations with respect to the compensation of more junior executive officers, as well as empirical data and the recommendations of advisors both internal and external. Compensation decisions made by the Compensation Committee are reported by the Compensation Committee’s Chairperson to the Board, which approves, disapproves or amends the Compensation Committee’s action. The Compensation Committee does not delegate its duties to others. The Compensation Committee also confirms and approves the Summary Compensation Tables included in this proxy statement in accordance with the rules and regulations of the SEC.

In addition, pursuant to its charter, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.  For additional information, see “Compensation Discussion and Analysis” below.

Compensation Committee Interlocks. None of the members of our Compensation Committee has ever been an officer or employee of ours. None of our executive officers served as a member of another entity’s board of directors or as a member of another entity’s compensation committee (or other board committee performing equivalent functions) during 2013, which entity had an executive officer serving on our Board or as a member of our Compensation Committee. There are no interlocking relationships between us and other entities that might affect the determination of the compensation of our executive officers.

Compensation Committee Report.(1)

The Compensation Committee has reviewed and discussed the following “Compensation Discussion and Analysis” with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the year-ended December 31, 2013 and this proxy statement.

Westfield Financial, Inc. Compensation Committee Paul R. Pohl, Chairperson Donna J. Damon Charles E. Sullivan Kevin M. Sweeney
__________________

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Finance and Risk Management Committee

The Finance Committee is a standing committee of the Board and was formed in January 2014.  The Finance Committee is composed of six directors: Messrs. Colton, Hagan, Smith, Sweeney, Tapases and Williams, with Mr. Sweeney serving as Chairperson. The Finance Committee meets as often as necessary but meets at least quarterly. The Board has adopted a written charter for the Finance Committee that is available to shareholders on our website at www.westfieldbank.com.

Pursuant to its charter, the purpose of the Finance Committee is to assist the Board and the Executive Committee of the Board in fulfilling their responsibility with respect to the oversight of the Company’s (1) enterprise risk management and financial framework, including all risks associated therewith, and (2) policies and practices relating to financial matters, including but not limited to, capital, liquidity and financing, as well as to merger, acquisition and divestiture activity.  The Finance Committee reports to the Board regarding the Company’s risk profile, as well as its enterprise risk management framework, including the significant policies and practices employed to manage such risks, as well as the overall adequacy of the enterprise risk management function. The Finance Committee also will, as directed by the Executive Committee or the Board, review financial strategic planning, corporate financial statements, projects or initiatives.

Shareholder Communications with our Board of Directors

Shareholders may contact our Board by contacting Gerald P. Ciejka, Secretary, at Westfield Financial, Inc., 141 Elm Street, Westfield, Massachusetts 01085 or at (413) 568-1911. All communications will be forwarded directly to the Board.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The Board does not have a formal policy on separating the roles of Chairman of the Board and Chief Executive Officer and, if separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that no single, one-size fits all, board leadership model is universally or permanently appropriate. The Board prefers to retain the flexibility to structure its leadership from time to time in any manner that is in the best interests of the Company and its shareholders.

The positions of our Chairman of the Board and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead our Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort and energy that our Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. The Board also believes that this structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. The Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure.

Board’s Role in Risk Oversight

The Board is responsible for consideration and oversight of risks facing us, and is responsible for ensuring that material risks are identified and managed appropriately. The current reporting structure emphasizes central oversight of risk and timely and accurate reporting of information from each business unit to the Board each month. This is accomplished through monthly and quarterly reports given to the Board by senior management and the approval of our policies and procedures.

The Board receives semi-annual reports under our Risk Management Program. The following items are reviewed under the program: interest rate risk, credit risk, market valuation risk, capital risk, liquidity risk, transaction risk, occurrence risk, reputation risk and compliance risk, and beginning in 2014, the Finance Committee as well as the Board will receive reports from management’s Enterprise Risk Management Committee (the “ERM Committee”) on a quarterly basis. The ERM Committee in conjunction with each department manager is responsible for addressing and updating the risk areas for which they are responsible. The risk is assigned a risk rating of low, medium and high based on specific factors affecting each area and will also be addressed and rated in an electronic risk rating system, which is in the process of being integrated by the ERM Committee. Previous risk classifications are subsequently updated and any changes in ratings are explained in detail to the Board. All such changes are reviewed and approved by the Board.

In addition to the semi-annual Risk Management Report and the quarterly ERM Committee reports, the Board receives extensive financial reports on a monthly basis, including reports on financial performance, securities transactions, loan delinquency and impaired loan reports. The Audit Committee provides quarterly updates to the Board relating to our internal and external audit functions, including all annual reviews undertaken by Westfield Bank’s primary regulator, the Office of the Comptroller of the Currency. All Policies and procedures affecting the risk factors listed above are reviewed and approved by the Board on a monthly, quarterly and annual basis as the case may be.

We believe that through our current reporting structure, the Board maintains strong and effective oversight of all risk factors affecting us. This oversight is maintained through active involvement by members of the Board on its various committees, including the Executive Committee and the Finance Committee which, pursuant to our Bylaws, has the ability to exercise the powers of the Board between Board meetings, and through the Board’s monthly meetings. Recommendations of the Board at these meetings are then implemented by senior management and the results are subsequently reported to the Board. Active involvement by all Board members has been vital to the effective oversight of all risk factors affecting us. Involvement by all members on the Board on various committees, with elected chairpersons for each committee, insures that diverse leadership exists throughout the Board and prevents the centralization of control within one or a group of individuals.

COMPENSATION DISCUSSION AND ANALYSIS

General Philosophy and Overall Program Objectives

We strive to attract, retain and motivate qualified executives crucial to our success. Our approach is to compensate executives commensurate with their experience, expertise and performance and to be competitive with the other comparative financial companies of similar size, complexities and business. In addition, our compensation programs have been designed and implemented to reward executives for sustained financial and operating performance and to encourage such executives to remain with us for an extended period of time. We design our compensation programs to:

●	support its strategic plan by communicating what is expected of executives with respect to results and achievement;

●	retain and recruit executive talent; and

●	create sustained financial strength and long-term shareholder value.

We seek to achieve these objectives through the use of a base salary, annual profit sharing bonus (short-term incentive) and grants of long-term, equity-based compensation such as stock options and restricted stock, benefit restoration, employment and change of control agreements and fringe benefits. We focus on both current and future compensation and combine both of these elements in a manner that we believe optimizes the executive’s contribution to the Company.

We use market and salary information for comparative financial companies of similar size, complexities and business as one factor in making compensation decisions, along with individual contribution and performance, importance of role and responsibilities, as well as leadership and growth potential as additional factors. We also rely upon our judgment and the judgment of compensation professionals in making compensation decisions to insure that the strategic, financial and leadership objectives are met. Accordingly, we believe that our compensation programs assist in enhancing shareholder value.

In making decisions with respect to any element of a named executive officer’s compensation, the Compensation Committee considers annually the total compensation that may be awarded to the officer, including salary, annual profit sharing bonus and long-term and short-term incentive compensation. In addition, in reviewing and approving employment agreements for named executive officers, the Compensation Committee considers the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the agreement under a variety of circumstances. The Compensation Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Compensation Committee is provided, prior to the end of each fiscal year, a compensation schedule for each named executive officer, containing the amount of all forms of compensation. This schedule is used as a tool by the Compensation Committee when considering the total compensation of each named executive officer.

The following officers are our named executive officers for 2013:

●	James C. Hagan, President and Chief Executive Officer

●	Leo R. Sagan, Jr., Chief Financial Officer and Treasurer

●	Allen J. Miles, III, Executive Vice President and Chief Lending Officer

●	Gerald P. Ciejka, Vice President, General Counsel and Human Resource Director

●	Louis O. Gorman, Vice President, Credit Administration and Chief Credit Officer

At our annual meeting of shareholders held on May 16, 2013, we held an advisory vote on executive compensation. Although the vote was non-binding, the Compensation Committee has considered and will continue to consider the outcome of the vote when determining compensation policies and setting named executive officer compensation. Approximately 97% of the shares of our common stock that were voted on the proposal were voted for the approval of the compensation of the named executive officers as disclosed in our 2013 proxy statement. The Compensation Committee believes that the result of this advisory vote shows especially strong support for our compensation policies and procedures. Additionally, at the 2011 annual meeting of shareholders, shareholders voted, on a non-binding, advisory basis, to conduct the advisory vote on executive compensation on an annual basis. Based upon the voting results, our Board determined that we will hold such vote every year.

Compensation Policies and Procedures

We do not believe that our compensation policies and practices for our employees are reasonably likely to have an adverse effect on us.  Nominal commissions resulting from sales within our bank subsidiary are paid to employees only upon achieving certain sales goals. Profit sharing bonuses, when warranted, are paid on an annual basis to all employees. Employment raises are awarded annually to employees, contingent upon management review of performance, and are reflective of cost-of-living increases. Accordingly, we believe that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

Compensation Components

Similar to prior years, the compensation paid to our named executive officers during 2013 consisted of the following three primary components:

●	Base salary – We provide a fixed base salary to our executives to provide for a level of compensation that is assured;

●	Annual profit sharing bonuses – We provide, when warranted, annual cash bonuses to our executives based on our performance and profitability; and

●
Long-term incentive awards – We provide long-term incentive awards to our executives, comprised of restricted stock grants and stock options, which are intended to reward them for prior service and motivate them to stay with us and build long-term shareholder value.

Base Salaries and Annual Bonuses. The minimum salaries for Mr. Hagan, Mr. Sagan, Mr. Ciejka and Mr. Miles were determined by employment agreements and any increase over these minimums, and the salaries of the other executive officers, are determined by the Compensation Committee based on a variety of factors, including:

●	the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at other financial institutions;

●
the expertise of the individual executive and (except for their own compensation) the recommendations of the Chief Executive Officer, Executive Vice President, Chief Financial Officer and General Counsel; and

●	the alignment of the interests of executives with those of the shareholders.

Where not specified by contract, salaries are generally reviewed annually and are designed to reward annual achievements and are to be commensurate with the executive’s responsibilities, leadership abilities and management expertise and effectiveness. In addition, the Compensation Committee considers our financial and market performance and the creation of long-term shareholder value in determining salaries.

As in prior years, the compensation program provided for an annual cash bonus based on our performance and profitability as compared to our operating budget, which was prepared by management and approved by the Board at the beginning of the fiscal year. Based on the degree of success, cash bonus percentage of base salary is designated by the Compensation Committee at the end of the fiscal year and applied it to each executive officer, as well as all other employees, on a uniform basis. In 2013, a bonus of 3% of base salary was paid to our named executive officers and to all of our employees.

Long-Term Incentives. The long-term incentive program provides a periodic award that is both performance and retention based in that it is designed to recognize the executive’s responsibilities, reward demonstrated performance and leadership and to retain such executives. The objective of the program is to align compensation for the named executive officers over a multi-year period directly with the interests of our shareholders by motivating and rewarding creation and preservation of long-term financial strength, shareholder value and relative shareholder return. The level of long-term incentive compensation is determined based on an evaluation of competitive market factors in conjunction with total compensation provided to the named executive officers and the goals of the compensation program. Our long-term incentive compensation in the past has taken the form of a combination of restricted stock grants and option rewards. The Company has proposed the 2014 Plan in order to replace the 2007 Recognition and Retention Plan (the “2007 R&R Plan”) and the 2007 Stock Option Plan (the “2007 Option Plan”) at the Annual Meeting. If the shareholders approve the 2014 Plan, the 2007 R&R Plan and the 2007 Stock Option Plan will be frozen and no additional awards will be granted thereunder.

It is the policy and part of the Compensation Committee’s charter that neither the Compensation Committee, nor any member of our management, shall backdate an equity grant under our long-term incentive program or manipulate the timing of a public release of material information with the intent of benefiting a grantee under an equity award. Accordingly, scheduling decisions concerning equity grants are made without regard to anticipated earnings or major announcements. In furtherance of this policy the Compensation Committee, in order to ensure the integrity of awards granted under its long-term incentive program, has designated the June Board meeting as the annual grant date for such awards. Grants made outside of this annual grant date must be approved in writing by our Chief Executive Officer and must be presented and approved at the subsequent Board meeting and will be deemed granted on the first business day following approval by our Board.

Restricted Stock and Stock Options. Pursuant to the 2007 R&R Plan and the 2007 Option Plan, restricted stock and stock options granted as long-term incentive compensation to the named executive officers vest over a period of five years at 20% per year at the anniversary date and are conditioned on continued employment. Stock options have exercise prices of not less than fair market value of our stock on the date of grant. The charter of the Compensation Committee prohibits the Compensation Committee from granting an award with a price or value less than the fair market value of our stock on a day other than the grant date of such award. We prohibit the repricing of stock options. The Compensation Committee has never granted stock options with exercise prices below the market price of our stock on the date of grant and has never reduced the exercise price of stock options except to reflect the exchange value in connection with the second step conversion closed on January 3, 2007.

 In August 2013, we completed a tender offer to purchase for cancellation 1,665,415 outstanding options to purchase common stock. The recipients of each eligible option tendered received a cash payment equal to the current fair valuation of the option. The total cash paid to purchase the options was $2.1 million. Named executive officers received $1.3 million in exchange for the cancellation of 1,038,768 options, and non-employee directors received $0.5 million in exchange for the cancellation of 390,000 options.

The Compensation Committee did not grant any long-term incentive awards to any named executive officer during 2013.

Periodic Review. The Compensation Committee has previously and will continue to review annually both the profit sharing bonus program and the long-term incentive program to ensure that their respective key elements continue to meet objectives described above and to determine that such programs do not have a material adverse effect on the Company.

Total Compensation. In making decisions with respect to any element of a named executive officer’s compensation, the Compensation Committee considers the total compensation that may be awarded to the named executive officer, including salary, annual profit sharing bonus and long-term incentive compensation. In addition, in reviewing and approving employment agreements for the named executive officers, the Compensation Committee considers the other benefits to which the named executive officer is entitled by the agreement, including compensation payable upon termination of the agreement under a variety of circumstances. The Compensation Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered. The Compensation Committee is provided, prior to the end of each fiscal year, a summary compensation schedule for each named executive officer, containing the amount of all forms of compensation. This schedule is used as a tool by the Compensation Committee when considering the total compensation of each named executive officer.

Use of Outside Advisors and Survey Data. The Compensation Committee has employed an outside compensation consultant, Pearl Meyer & Partners, Boston, Massachusetts, to assist in the evaluation of the compensation of our Chief Executive Officer and other selected officers for 2013. The Compensation Committee instructed the consultant to develop market comparisons and recommendations regarding the compensation of such officers. In 2013, Pearl Meyer & Partners provided recommendations regarding the levels of compensation of such officers relative to our industry peers. The Compensation Committee took into account the recommendations of Pearl Meyer & Partners and utilized information, including peer data, regarding the compensation of our officers provided by the consultant in evaluating, recommending and determining compensation levels. Pearl Meyer & Partners were paid $34,647 for compensation related services in 2013 and the Compensation Committee has determined that Pearl Meyer & Partners is independent and does not have any conflict of interest in providing advice to the Compensation Committee. The Compensation Committee uses its own criteria coupled with empirical data to establish the Chief Executive Officer’s base salary. This process is repeated for determining fair compensation for all members of the Board and its committees. The Compensation Committee maintains the authority to approve fees and other retention terms with respect to the compensation consultant. No compensation consultant provides us with any additional services beyond annual executive and employee salary based compensation services.

Other Benefits

Benefit Restoration. We have established our Benefit Restoration Plan in order to provide restorative payments of executives who are prevented from receiving full benefits contemplated by our employee stock ownership plan’s benefit formula as well as the 401(k) plan’s benefit formula. Such plan is used to retain and reward the executive officers for their demonstrated performance and leadership abilities. The restorative payments consist of payments in lieu of shares and making contributions under the 401(k) plan that cannot be allocated to participants due to legal limitations imposed on tax-qualified plans. Currently, only the Chief Executive Officer is a participant in the plan. The Compensation Committee considers the remuneration received under this plan when annually determining the executives’ total compensation.

Benefits and Perquisites. The Compensation Committee supports providing benefits and perquisites to the named executive officers that are substantially the same as those offered to officers of comparative financial institutions which we believe are reasonable, competitive and consistent with our overall compensation program.  In addition, we may also make available to certain named executive officers the use of a Company automobile, as was the case in 2013 for the Chief Executive Officer, the Executive Vice President, the Chief Financial Officer, the Chief Investment Officer and the General Counsel.

Employment Agreements and Change of Control Agreements. The Compensation Committee believes that our continued success depends, to a significant degree, on the skills and competence of certain senior officers.  The employment agreements are intended to ensure that we continue to maintain and retain experienced senior management.

We currently have employment agreements with our Chief Executive Officer, Mr. Hagan, our Chief Financial Officer, Mr. Sagan, our Executive Vice President, Mr. Miles, and our General Counsel, Mr. Ciejka, in order to retain such executives. The employment agreement of Messrs. Hagan, Ciejka, Miles and Sagan, provide for an initial three year term subject to separate one year extensions as approved by the Board at the end of each applicable fiscal year, with minimum annual salaries, discretionary cash bonuses and other fringe benefits. The agreements also include protection for the executives if we experience a change in ownership or control. If such a change in control occurs, a portion of the severance payments might constitute an “excess parachute payment” under current federal tax laws. Messrs. Hagan, Ciejka, Miles and Sagan’s employment agreements do not provide for tax indemnity.

We have entered into one-year change of control agreements with Mr. Gorman, our Vice President – Credit Administration and Chief Credit Officer, and three other senior officers. The purpose of these agreements are to prevent executives from leaving to pursue other employment out of concern for the security of their jobs or being unable to concentrate on their duties and responsibilities. In order to enable executives to focus on the best interests of the shareholders, we have offered these agreements to these selective senior officers. The term of these agreements is perpetual until we give notice of non-extension, at which time the term is fixed for one year. Generally, we may terminate the employment of any officer covered under these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if we sign a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, we cannot terminate an officer’s employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for one additional year. We would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the Board, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 25 miles from our principal office on the day before the change of control and over 25 miles from the officer’s principal residence or other material breach of contract which is not cured within 30 days.

These agreements also provide uninsured death and disability benefits. If we experience a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of our assets as contemplated by Section 280G of the Code a portion of any severance payments under the change of control agreements might constitute an “excess parachute payment” under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non-deductible by us for federal income tax purposes. The changes of control agreements do not provide a tax indemnity.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our named executive officers for service during each of the last three completed fiscal years, as applicable:

Name and Principal Positions	Year	Salary(1) ($)	Bonus(1) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(2) ($)	All Other Compensation(3) ($)	Total ($)
James C. Hagan	2013	361,470	10,844	41,293	35,498	449,105
President and Chief Executive	2012	350,942	21,056	48,414	44,666	465,078
Officer	2011	334,230	18,383	39,262	63,338	455,213

Leo R. Sagan, Jr.	2013	181,868	5,456	25,291	18,244	230,859
Chief Financial Officer and	2012	176,571	10,594	31,345	22,901	241,411
Treasurer	2011	169,780	9,338	33,404	32,129	244,651

Allen J. Miles, III	2013	225,136	6,754	27,198	22,524	281,612
Executive Vice President and	2012	218,578	13,115	29,213	28,181	289,087
Chief Lending Officer	2011	212,212	11,672	29,972	39,727	293,583

Gerald P. Ciejka	2013	181,868	5,456	22,861	18,336	228,521
Vice President and General	2012	176,571	10,594	21,055	22,301	230,521
Counsel	2011	169,780	9,338	17,054	30,256	226,428

Louis O. Gorman	2013	156,162	4,685	28,319	16,609	205,775
Vice President, Credit	2012	151,613	9,097	28,938	18,866	208,514
Administration	2011	145,782	8,018	18,228	22,416	194,444
__________________
(1)	The figures shown for salary and bonus represent amounts earned for the fiscal year, whether or not actually paid during such year.

(2)
Amounts in this column represent the increase (if any) for each respective year in the present value of the individual’s accrued benefit (whether not vested) under each tax-qualified and non-qualified actuarial or defined benefit plan calculated by comparing the present value of each individual’s accrued benefit under each such plan in accordance with FASB ASC Topic 715, Retirement Benefits, as of the plan’s measurement date in such year to the present value of the individual’s accrued benefit as of the plan’s measurement date in the prior fiscal year.

(3)
Amounts in this column are set forth in the table below and include life insurance premiums, 401(k) matching contributions, ESOP contributions, dividends on unvested restricted stock and contributions under the Benefit Restoration Plan. The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. In addition, we provide certain non-cash perquisites and personal benefits to each named executive officer that do not exceed $10,000 in the aggregate for any individual, and are not included in the reported figures.

	Life Insurance Premiums ($)	401(k) Matching Contributions ($)	ESOP Contributions ($)	Dividends on Unvested Restricted Stock ($)	Contributions under the Benefit Restoration Plan ($)	Total ($)
James C. Hagan	816	7,051	16,993	-	10,638	35,498
Leo R. Sagan, Jr.	669	5,456	12,119	-	-	18,244
Allen J. Miles, III	767	6,754	15,003	-	-	22,524
Gerald P. Ciejka	761	5,456	12,119	-	-	18,336
Louis O. Gorman	686	4,685	10,406	832	-	16,609

Grants of Plan-Based Awards

No grants of plan-based awards were made during 2013.

Outstanding Equity Awards at Year-End

The following table sets forth information regarding stock awards held by the named executive officers that were outstanding at December 31, 2013.  No named executive officer held any stock options as of December 31, 2013.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Grant Date	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Louis O. Gorman	1,600	11/24/2009	11,936
__________________
(1)	Shares granted on November 24, 2009 under the 2007 R&R Plan vest annually beginning on October 20, 2010.

(2)	Market value is calculated on the basis of $7.46 per share, which is the closing sales price for our common stock on December 31, 2013.

Option Exercises and Stock Vested

The following table sets forth the stock awards that vested for the named executive officers during the last fiscal year.  There were no stock option awards exercised by any named executive officer during the last fiscal year.

	Stock Awards
Name	Number of Shares Acquired on Vesting ($)	Value Realized on Vesting(1) ($)
Louis O. Gorman	1,600	11,840
__________________
(1)
The figure shown includes the amount realized during the fiscal year upon the vesting of restricted stock, based on the closing sales price for a share of our common stock on the vesting date. Unvested restricted stock may not be transferred for value.

Pension Benefits

Pension Plan. Westfield Bank maintains a pension plan for its eligible employees. Generally, employees of Westfield Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. Participants in the pension plan become vested in their accrued benefit under the pension plan upon the earlier of: (1) the attainment of their “normal retirement age” (as described in the pension plan) while employed at Westfield Bank; (2) the completion of five vesting years of service with Westfield Bank; or (3) the death or disability of the participant. Participants are generally credited with a vesting year of service for each year in which they complete at least 1,000 hours of service. A participant’s normal benefit under the pension plan equals the sum of (i) 1.25% of the participant’s average compensation (generally defined as the average taxable compensation for the three consecutive limitation years that produce the highest average) by the number of years of service the participant has under the plan up to 25 years of service, plus (ii) 0.6% of the excess of the participant’s average compensation over the participant’s covered compensation (the social security taxable wage base for the 35 years ending in the year the participant becomes eligible for non-reduced social security benefits) for each year of service under the plan up to 25 years of service. Participants may retire at or after age 65 and receive their full benefit under the plan. Participants may also retire early at age 62 or at age 55 with ten years of service or at age 50 with 15 years of service under the plan and receive a reduced retirement benefit. Pension benefits are payable in equal monthly installments for life, or for married persons, as a joint survivor annuity over the lives of the participant and spouse. Participants may also elect a lump sum payment with the consent of their spouse. If a participant dies while employed by Westfield Bank, a death benefit will be payable to either his or her spouse or estate, or named beneficiary, equal to the entire amount of the participant’s accrued benefit in the plan.

The following table sets forth information regarding pension benefits accrued by the named executive officers during the last fiscal year.

Pension Benefits Table
Name	Plan Name	Number of Years of Credited Service(1) (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
James C. Hagan	Pension Plan for Employees	19.33	354,193	-
Leo R. Sagan, Jr.	Pension Plan for Employees	27.58	283,392	-
Allen J. Miles, III	Pension Plan for Employees	15.33	218,629	-
Gerald P. Ciejka	Pension Plan for Employees	8.83	118,851	-
Louis O. Gorman	Pension Plan for Employees	13.33	153,896	-
__________________
(1)
The figures shown are determined as of the plan’s measurement date during 2013 under FASB ASC Topic 715, Retirement Benefits, for purposes of our audited financial statements. For the discount rate and other assumptions used for this purpose, please refer to Note 9 in the Notes to Consolidated Financial Statements attached to the Annual Report on Form 10-K for the year ended December 31, 2013.

Nonqualified Deferred Compensation

Benefit Restoration Plan. We have also established the Benefit Restoration Plan in order to provide restorative payments to executives who are prevented from receiving the full benefits contemplated by the employee stock ownership plan’s benefit formula as well as the 401(k) plan’s benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants under the employee stock ownership plan due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the employee stock ownership plan’s loans, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loans. The restorative payments also consist of amounts unable to be provided under the 401(k) plan due to certain legal limitations imposed on tax-qualified plans.

The following table sets forth information regarding nonqualified deferred compensation earned by our named executive officers during the last fiscal year under the Benefit Restoration Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
James C. Hagan	-	10,638	-	-	53,660
__________________
(1)	Registrant contributions are included under the caption “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.
(2)	Earnings did not accrue at above-market or preferential rates and are not reflected in the Summary Compensation Table.

Termination and Change in Control Benefits

As discussed under “Compensation Discussion and Analysis - Employment Agreements and Change in Control Agreements” above, as of December 31, 2013, we had employment agreements with Messrs. Hagan, Miles, Sagan and Ciejka and a change in control agreement with Mr. Gorman and three other senior officers of the Company. We have summarized and quantified the estimated payments under the agreements, assuming a termination event occurred on December 31, 2013, below.

	James C. Hagan ($)	Leo R. Sagan, Jr. ($)	Allen J. Miles, III ($)	Gerald P. Ciejka ($)	Louis O. Gorman ($)
Retirement(1)	-	-	-	-	–

Disability
Salary Continuation(2)	178,259	89,689	111,026	89,689	–
Restricted Stock Vesting(3)	-	-	-	-	11,936

Death
Restricted Stock Vesting(3)	-	-	-	-	11,936

Discharge Without Cause or Resignation With Good Reason – No Change in Control
Restricted Stock Vesting(3)	-	-	-	-	-
Lump Sum Cash Payment(4)	1,274,841	654,841	798,362	647,587	-
Health Insurance(5)	51,313	39,604	50,109	49,481	-

Discharge Without Cause or Resignation With Good Reason – Change in Control– Related
Restricted Stock Vesting(3)	-	-	-	-	11,936
Lump Sum Cash Payment(4)	1,274,841	654,841	798,362	647,587	160,632
Health Insurance(5)	51,313	39,604	50,109	49,481	13,130
Increased ESOP Benefit(6)	-	-	-	-	-

Change in Control – No Termination of Employment
Restricted Stock Vesting(3)	-	-	-	-	11,936
Increased ESOP Benefit(6)	-	–	–	–	–
__________________
(1)	There are no additional benefits paid upon retirement pursuant to the employment agreements or change of control agreements in effect at December 31, 2013.

(2)
The employment agreements in effect for Messrs. Hagan, Sagan, Miles and Ciejka provide for salary continuation payments following termination due to disability for the remaining contract term or until group long-term disability benefits begin. The figures shown assume payment of full salary for 180 days, equal to the waiting period for benefits under our group long-term disability program, without discount for present value.

(3)
All restricted stock granted under the 2007 R&R Plan provide for full vesting upon death, disability, retirement or change in control. The figures shown reflect the value of those restricted stock awards that would accelerate, calculated based on the closing sales price for a share of our common stock on December 31, 2013.

(4)
The employment agreements in effect for Messrs. Hagan, Sagan, Miles and Ciejka provide for a lump sum cash payment equal to the present value of the salary payments, estimated cash incentives (based on the prior three-years’ cash incentives, as a percentage of salary), and additional qualified and non-qualified defined benefit and defined contribution plan benefits that would be earned during the remaining contract term. The figure shown reflects an assumed remaining contract term of three years and a discount rate of 0.25%. Similarly, individuals with change of control contracts are paid lump sum cash severance equal to salary and bonus that would be payable for a one year period.

(5)
The employment agreements in effect for Messrs. Hagan, Sagan, Miles and Ciejka provide for continued health, life and other insurance benefits for the remaining contract term, with an offset for benefits provided by a subsequent employer. The change of control agreements with Mr. Gorman and other officers also provide continued health, life and other insurance benefits for a maximum period of one year. The figure shown represents the present value of continued insurance benefits for a fixed period of three years for Messrs. Hagan, Sagan, Miles and Ciejka and for one year for Mr. Gorman and assumes no offset for benefits provided by a subsequent employer, calculated on the basis of the assumptions used by us in measuring our liability for retiree benefits other than pensions for financial statement purposes under FASB ASC Topic 715. For more information concerning the assumptions used for these calculations, please refer to Note 9 in the Notes to Consolidated Financial Statements attached to the Form 10-K for the year ended December 31, 2013.

(6)
Our tax-qualified employee stock ownership plan provides that, in the event of a change in control, a portion of the proceeds from the sale of shares of our common stock held in a suspense account for future allocation to employees would be applied to repay the outstanding balance on the loan used to purchase the unallocated shares. Any remaining unallocated shares (or the proceeds from their sale) would be distributed on a pro-rata basis among the accounts of plan participants.  The figures shown reflect the value of such allocation, if any.

Director Compensation

Meeting Fees. Directors’ compensation is recommended to the Board by the Compensation Committee after consultation with our outside compensation consultant who reviews compensation of directors at similar peer institutions. In developing its recommendations, the Compensation Committee considers whether such directors are fairly paid for the work required in a company of our size and scope and whether such compensation aligns the directors’ interest with the interests of the shareholders.

Our practice has been to pay a fee of $1,000 to each of our non-employee directors for attendance at each Board meeting. In addition, each member of the Executive Committee received $1,733 per month for meetings, each member of the Audit Committee received $700 for each meeting the member attended, each member of the Compensation Committee received $300 for each meeting the member attended, and each member of the Nominating Committee received $300 for each meeting the member attended. We paid fees totaling $256,767 to our non-employee directors for the year ended December 31, 2013.

Directors’ Deferred Compensation Plan. We have established the Westfield Bank Directors’ Deferred Compensation Plan for the benefit of non-employee directors. Under the Deferred Compensation Plan, each non-employee director may make an annual election to defer receipt of all or a portion of his or her director fees. The deferred amounts are allocated to a deferral account and credited with interest at an annual rate equal to the rate on the highest yielding certificate of deposit issued by us during the year or according to the investment return of other assets as may be selected by the Compensation Committee. The Deferred Compensation Plan is an unfunded, non-qualified plan that provides for distribution of the amounts deferred to participants or their designated beneficiaries upon the occurrence of certain events such as death, retirement, disability or a change in control (as those terms are defined in the Deferred Compensation Plan).

The following table sets forth information concerning compensation accrued or paid to our non-employee directors during the year ended December 31, 2013, for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below.

Name	Fees Earned or Paid in Cash(1) ($)	Total ($)
Victor J. Carra	12,667	12,667
David C. Colton, Jr.	37,700	37,700
Robert T. Crowley, Jr.	20,400	20,400
Donna J. Damon	15,100	15,100
Richard C. Placek	6,400	6,400
Paul R. Pohl	18,000	18,000
Steven G. Richter	17,500	17,500
Philip R. Smith	16,700	16,700
Charles E. Sullivan	42,300	42,300
Kevin M. Sweeney	16,400	16,400
Christos A. Tapases	16,800	16,800
Donald A. Williams	46,800	46,800
__________________
(1)	Includes retainer payments, meeting fees, and committee and/or chairmanship fees earned during the fiscal year, whether such fees were paid currently or deferred.

The following unvested shares of restricted stock and options were outstanding as of December 31, 2013:

Name	Unvested Stock Awards
Donna J. Damon	8,400
Steven G. Richter	8,400
Kevin M. Sweeney	1,860
Christos A. Tapases	1,860

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

The Audit Committee is responsible for reviewing and approving all related-party transactions. Except for the specific transactions described below no director, executive officer or beneficial owner of more than 5% of our outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than such transaction as described) with us during 2013, or proposes to engage in any transaction with us, in which the amount involved exceeds $120,000.

Transactions with Certain Related Persons

We make loans to our executive officers, employees and directors. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. Certain of these loans also require prior approval by the Board. This pre-approval requirement is triggered when the proposed loan, when aggregated with all outstanding loans to the executive officer or director, will exceed the greater of $25,000 or 5% of Westfield Bank’s unimpaired capital and unimpaired surplus. If the potential borrower is a director, he or she may not participate in the vote or attempt to influence the directors. Management and the Board periodically review all loans to executive officers, employees and directors. At March 20, 2014, loans to non-employee directors and their associates totaled $8.3 million.

We have also entered into a lease agreement with Mr. Colton at prevailing market rates for commercial space located at 136 Elm Street, Westfield, Massachusetts. The aggregate amount of the lease payments over the remaining term of this lease agreement is approximately $101,000, subject to increases based on yearly changes to the US Consumer Price Index.

Compensation arrangements for our named executive officers and directors are described above under the section entitled “Executive and Director Compensation.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on our review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required during the fiscal year ended December 31, 2013, we believe that, during the 2013 fiscal year, all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them, with the exception of the following:(i) one late Form 4 by Ms. Kozaczka reflecting a sale of shares, (ii) one late Form 4 by Mr. Smith reflecting sales of shares, (iii) one late Form 4 by Mr. Sweeney reflecting a grant of restricted shares, (iv) one late Form 4 by Mr. Tapases reflecting a grant of restricted shares, (v) one late Form 4 by Mr. Janosco reflecting a purchase of shares, (vi) one late Form 4 by Mr. O’Connor reflecting a payment of tax liability by withholding shares and (vii) one late Form 4 by Mr. Gorman reflecting a payment of tax liability by withholding shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under SEC rules, beneficial ownership includes any shares of common stock which a person has sole or shared voting power or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Percentage of beneficial ownership is calculated based on 19,854,931 shares of our common stock outstanding as of March 20, 2014.

In calculating the number of shares beneficially owned and the ownership percentage, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days after March 20, 2014 are deemed outstanding even if they have not actually been exercised. The shares issuable under these securities are treated as outstanding for computing the percentage ownership of the person holding these securities but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Principal Shareholders

The following table contains common stock ownership information for persons known to us to beneficially own more than 5% of our common stock as of March 20, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Employee Stock Ownership Plan Trust of Westfield Financial, Inc. 141 Elm Street Westfield, MA 01085	1,863,912(1)	9.4%

Blackrock, Inc. 40 East 52nd Street New York, NY 10022	1,755,220(2)	8.8%

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,515,354(3)	7.6%
__________________
(1)
The number of shares listed as beneficially owned by the ESOP represents the number of shares of our common stock held by the plan trustee as of March 20, 2014.  743,816 shares have been allocated to individual accounts established for participating employees and their beneficiaries, and 1,120,096 shares were held, unallocated, for allocation in future years. The ESOP, through the plan trustee (who is instructed by the ESOP Committee), has shared voting power and dispositive power over all unallocated shares held by the ESOP. The ESOP, acting through the plan trustee (who is instructed by the ESOP Committee), shares dispositive power over all allocated shares held in the ESOP with participating employees and their beneficiaries. Participating employees and their beneficiaries have the right to determine whether shares allocated to their respective accounts will be tendered in response to a tender offer but otherwise have no dispositive power. Any unallocated shares are generally required to be tendered by the plan trustee in the same proportion as the shares which have been allocated to the participants are directed to be tendered. In limited circumstances, ERISA may confer upon the plan trustee the power and duty to control the voting and tendering of shares allocated to the accounts of participating employees and beneficiaries who fail to exercise their voting and/or tender rights. The ESOP disclaims voting power with respect to such allocated shares.

(2)
All information is based on a Schedule 13G/A filed with the SEC on January 31, 2014 by Blackrock, Inc. and its affiliates. As of December 31, 2013, Blackrock, Inc. was the beneficial owner of and had sole dispositive power and sole voting power over 1,755,220 shares.

(3)
All information is based on a Schedule 13G/A filed with the SEC on February 10, 2014 by Dimensional Fund Advisors LP and its affiliates. As of December 31, 2013, Dimensional Fund Advisors LP was the beneficial owner of and had sole dispositive power over 1,515,354 shares and sole voting power over 1,450,968 shares.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 20, 2014, by: (i) each director; (ii) each named executive officer; and (iii) all our directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to his or her name.

Name of Beneficial Owner	Position with the Company	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding(1)
James C. Hagan(2)	President and Chief Executive Officer	154,713	*
Donald A. Williams(3)	Chairman of the Board	217,513	1.1%
Allen J. Miles, III(4)	Executive Vice President and Chief Lending Officer	39,453	*
Leo R. Sagan, Jr.(5)	Chief Financial Officer and Treasurer	60,980	*
Gerald P. Ciejka(6)	Vice President and General Counsel	37,455	*
Louis O. Gorman(8)	Vice President – Credit Administration and Chief Credit Officer	28,186	*
David C. Colton, Jr.(9)	Director	27,710	*
Robert T. Crowley, Jr.(10)	Director	69,703	*
Donna J. Damon(11)	Director	14,000	*
Paul R. Pohl(12)	Director	95,858	*
Steven G. Richter(13)	Director	21,700	*
Christos A. Tapases(14)	Director	4,220	*
Philip R. Smith(15)	Director	1,751	*
Charles E. Sullivan(16)	Director	101,233	*
Kevin M. Sweeney(17)	Director	3,720	*
All Executive Officers and Directors as a Group (19 Persons)(18)		1,150,567	5.8%
__________________
*   Less than 1% of the total outstanding shares of common stock.

(1)	Based on a total of 19,854,931 shares of our common stock outstanding as of March 20, 2014.

(2)
Consists of: a) 118,914 shares as to which Mr. Hagan has sole voting and investment power; b) 28,972 shares held by the ESOP for his account as to which he has shared voting; and c) 6,827 shares held by our 401(k) Plan which he has shared voting and sole investment powers.

(3)
Consists of: a) 14,000 shares as to which Mr. Williams has sole voting and investment power; b) 125,204 shares held by the Karen F. Williams 2004 Family Trust which has no voting or investment powers; and c) 78,309shares held by our 401(k) Plan which he has shared voting and sole investment powers.

(4)
Consists of: a) 18,943 shares as to which Mr. Miles has sole voting and investment power; b) 18,176 shares held by the ESOP for his account as to which he has shared voting; and c) 2,334 shares held by our 401(k) Plan which he has shared voting and sole investment powers.

(5)
Consists of: a) 40,044 shares as to which Mr. Sagan has sole voting and investment power; b) 17,000 shares held by the ESOP for his account as to which he has shared voting; and c) 3,936 shares held by our 401(k) Plan which he has shared voting and sole investment powers.

(6)
Consists of: a) 17,198 shares as to which Mr. Ciejka has sole voting and investment power; b) 14,390 shares held by the ESOP for his account as to which he has shared voting; c) 2,586 shares held by our 401(k) Plan which he has shared voting and sole investment powers; and d) 3,281 shares held by an IRA for the benefit of Mr. Ciejka which he has sole voting and investment powers.

(7)
Consists of: a) 8,015 shares as to which Mr. Gorman has sole voting and investment power; b) 16,600 shares held by the ESOP for his account as to which he has shared voting; c) 1,971 shares held by our 401(k) Plan which he has shared voting and sole investment powers; and d) 1,600 unvested shares of restricted stock as to which he has sole voting power.

(8)
Consists of: a) 18,301 shares as to which Mr. Colton has sole voting and investment power; b) 1,640 shares as to which he has shared voting and investment powers with his spouse; c) 3,071 held in an IRA for Mr. Colton’s benefit which he has sole voting and investment powers; and d) 4,698 shares held in an IRA for his spouse which he has no voting or investment powers.

(9)	Consists of: a) 61,500 shares as to which Mr. Crowley has sole voting and investment power and b) 8,203 shares as to which he has shared voting and investment powers with his spouse.

(10)	Consists of: a) 5,600 shares as to which Ms. Damon has sole voting and investment power and b) 8,400 unvested shares of restricted stock as to which she has sole voting power.

(11)	Consists of: a) 20,405 shares as to which Mr. Pohl has sole voting and investment power and b) 75,453 shares as to which he has shared voting and investment powers with his spouse.

(12)	Consists of: a) 13,300 shares as to which Mr. Richter has sole voting and investment power and b) 8,400 unvested shares of restricted stock as to which he has sole voting power.

(13)
Consists of: a) 500 shares owned by Mr. Tapases’ spouse for which he has no voting or investment powers; b) 1,860 shares as to which Mr. Tapases has sole voting and investment power; and c) 1,860 unvested shares of restricted stock as to which he has sole voting power.

(14)	Consists of: a) 1,751 shares held in an IRA for Mr. Smith’s benefit which he has sole voting and investment power.

(15)
Consists of: a) 87,389 shares as to which Mr. Sullivan has sole voting and investment power and b) 13,844 shares held in an IRA for Mr. Sullivan’s benefit which he has sole voting and investment powers.

(16)	Consists of: a) 1,860 shares as to which Mr. Sweeney has sole voting and investment power and b) 1,860 unvested shares of restricted stock as to which he has sole voting power.

(17)
The figures shown for each of the executive officers named in the table do not include 1,120,096 shares held in trust pursuant to the ESOP that have not been allocated as of March 20, 2014 to any individual’s account.

PROPOSAL 2

NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires us to provide our shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of named executive officers as disclosed in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2011 annual meeting of shareholders, our shareholders recommended that we hold an advisory vote on executive compensation each year. The Board affirmed the shareholders’ recommendation and will hold “say-on-pay” advisory votes on an annual basis until the next required shareholder vote on “say-on-pay” frequency, which is scheduled to be held at the 2017 annual meeting of shareholders.

Vote Required

The approval of the non-binding advisory resolution on the compensation of our named executive officers will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions are not counted as votes cast and they will have no effect on the vote.  Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote for this proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

General

The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board believes that our executive compensation philosophy, policies and procedures provide a strong link between each named executive officer’s compensation and our short and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our shareholders.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

Your vote on this Proposal 2 is advisory, and therefore not binding on us, the Compensation Committee or the Board. Your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align our executive compensation with the best interests of the Company and our shareholders.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Wolf & Company, P.C. to act as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2014. This appointment will continue at the pleasure of the Audit Committee and is presented to the shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by our shareholders, the Audit Committee will consider that fact when it selects our independent registered public accounting firm for the following fiscal year.

Representatives of Wolf & Company, P.C. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014, will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not counted as votes cast and they will have no effect on the vote.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent Registered Public Accounting Firm Fees and Services

During the fiscal years ended December 31, 2013 and 2012, respectively, we retained and paid Wolf & Company, P.C. to provide audit and other services as follows:

	2013	2012
Audit Fees(1)	$278,000	$273,000
Audit-Related Fees(2)	47,150	32,500
Tax Fees(3)	42,500	37,500
All Other Fees(4)	44,000	30,817
Total	$411,650	$373,817
__________________
(1)
Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2)	Audit-related fees consisted of audit work performed in the area of benefit plans.
(3)	Tax fees consisted of assistance with matters related to tax compliance and counseling.
(4)	Other fees consisted of consulting services performed in the area of risk management.

PROPOSAL 4

APPROVAL OF THE WESTFIELD FINANCIAL, INC. 2014 OMNIBUS INCENTIVE PLAN

Upon the recommendation of the Compensation Committee, the Board adopted the 2014 Plan on February 26, 2014, subject to approval by the Company’s shareholders at the Annual Meeting.  The Board believes that approval of the 2014 Plan is in the best interests of the Company and its shareholders.

The Board has proposed approval of the 2014 Plan by shareholders to replace the 2007 R&R Plan and the 2007 Option Plan.  If the shareholders approve the 2014 Plan, the 2007 R&R Plan will be frozen and no additional awards will be granted thereunder.  The Company otherwise terminated the 2007 Option Plan as of September 30, 2013.

Vote Required

The approval of the 2014 Plan will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.  Abstentions are not counted as votes cast and they will have no effect on the vote.  Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner.  Therefore, broker non-votes will have no effect on the vote for this proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2014 PLAN.

Equity Awards Outstanding and Available

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	–	–	1,560,101

Equity compensation plans not approved by shareholders	–	–	–

Total	–	–	1,560,101

(1)
In August 2013, we completed a tender offer to purchase for cancellation 1,665,415 outstanding options to purchase common stock, of which 1,502,869 were returned to the 2007 Option Plan reserve.  No options remain outstanding under the 2007 Option Plan.

Principles of the 2014 Plan

The 2014 Plan is intended to provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its shareholders and other important stakeholders. In addition, the 2014 Plan is intended to provide a means of obtaining, rewarding, and retaining employees, officers, directors, and consultants.  To this end, the 2014 Plan provides for the grant of stock options, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof.  Stock options granted under the 2014 Plan may be non-qualified stock options or incentive stock options, except that stock options granted to outside directors and any consultants or advisers providing services to the Company, the Bank, or an affiliate shall in all cases be non-qualified stock options.

Description of the 2014 Plan

A summary of the material terms of the 2014 Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached as Appendix A to this proxy statement and incorporated by reference into this proposal.

Administration of the 2014 Plan. Our 2014 Plan is administered by the Compensation Committee, and the Compensation Committee determines all terms of awards under the 2014 Plan.  Each member of the Compensation Committee that administers the 2014 Plan is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and, for so long as our common stock is listed on NASDAQ, an “independent director” within the meaning of Section 5605(a)(2) of the NASDAQ Listing Rules. The Compensation Committee also determines who will receive awards under the 2014 Plan, the type of award and its terms and conditions, and the number of shares of common stock subject to the award, if the award is equity-based.  The Compensation Committee also interprets the provisions of the 2014 Plan.  During any period of time in which we do not have a Compensation Committee, the 2014 Plan will be administered by the Board or another committee appointed by the Board.  References below to the “Compensation Committee” include a reference to the Board or another committee appointed by the Board for those periods in which the Board or such other committee appointed by the Board is acting.

Eligibility. All employees of the Company, the Bank, and their affiliates are eligible to receive awards under the 2014 Plan.  As of the date of this proxy statement, the Company, the Bank, and their affiliates employed approximately 191 individuals who may become eligible to receive an award under the 2014 Plan.  In addition, non-employee directors, consultants, and advisors who perform services for the Company, the Bank, or their affiliates and any other individual whose participation in the 2014 Plan is determined to be in the best interests of the Company by the Compensation Committee may receive awards under the 2014 Plan.  As of the date of this proxy statement, there are nine non-employee directors who may become eligible to receive an award under the 2014 Plan.

Awards under the 2014 Plan are granted at the discretion of the Compensation Committee.  As of the date of this proxy statement, future awards under the 2014 Plan have not been determined.

Stock Authorization. The number of shares of common stock that may be issued under the 2014 Plan is five hundred sixteen thousand (516,000).  In connection with stock splits, distributions, recapitalizations, and certain other events, the Board will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the 2014 Plan and the terms of outstanding awards.  If any awards terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of the 2014 Plan.  However, the number of shares of common stock available for issuance under the 2014 Plan will not be increased by the number of shares of common stock (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of a stock option, (ii) deducted or delivered from payment of an award of a stock option in connection with the Company’s tax withholding obligations, or (iii) purchased by the Company with the proceeds from stock option exercises.  The number of shares of common stock available for issuance under the 2014 Plan will be increased by the number of shares of common stock (i) tendered or withheld or subject to an award other than a stock option surrendered in connection with the purchase of shares of stock or deducted or (ii) delivered from the payment of an award other than a stock option in connection with the Company's tax withholding obligations.

The maximum number of shares of common stock subject to stock options that can be issued under the 2014 Plan to any person is one hundred fifty thousand (150,000) shares in any single calendar year.  The maximum number of common shares that can be issued under the 2014 Plan to any person pursuant to an award that is intended to be performance-based compensation under Section 162(m) of the Code and that is other than pursuant to a stock option is one hundred fifty thousand (150,000) shares in any single calendar year.  The maximum amount that may be paid as a cash-settled performance-based award for a performance period of twelve (12) months or less to any person eligible for an award is one million dollars ($1,000,000.00), and the maximum amount that may be paid as a cash-settled performance-based award for a performance period of greater than twelve (12) months to any person eligible for an award is one million dollars ($1,000,000.00).

Share Usage. Shares of common stock that are subject to awards will be counted against the 2014 Plan share limit as one share of common stock for every one share of common stock subject to the award.  An award that, by its terms, cannot be settled in shares of common stock will not count against the share limits of the 2014 Plan.

Fair Market Value Determination. For so long as the common stock remains listed on NASDAQ (or any other established securities exchange), the fair market value of a share of common stock will be the closing price for a share as quoted on such exchange for such date.  If there is no reported closing price on such date, the fair market value of a share of common stock will be the closing price of the stock on the next preceding date for which such quotation exists.

On March 20, 2014, the closing price of our common stock as reported on NASDAQ was $7.69 per share.

If the common stock is not listed on an established securities exchange, the Compensation Committee will determine the fair market value by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.

Stock Awards. The 2014 Plan provides for the grant of stock awards (which includes restricted stock and stock units).  An award of shares of common stock may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant.  The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine.  Unless otherwise provided in an award agreement, a participant who receives restricted stock will have all of the rights of a shareholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of common stock, except that the Compensation Committee may require any dividends to be reinvested in shares of common stock.  Dividends paid on restricted stock which vests based on the achievement of performance goals will not vest unless the applicable performance goals are achieved.  A participant who receives stock units will have no such rights, though the Compensation Committee may provide that a holder of stock units will be entitled to receive dividends paid on an equivalent number of shares of common stock.  The Compensation Committee may provide that any such dividends will be deemed reinvested in shares of common stock.  During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, or otherwise encumbering or disposing of his or her shares of award stock.

Stock Options. The 2014 Plan also authorizes the Compensation Committee to grant incentive stock options (under Section 422 of the Code) and stock options that do not qualify as incentive stock options (that is, non-qualified stock options).  Incentive stock options, however, are only available to employees of the Company, the Bank, and their affiliates.  The exercise price of each stock option will be determined by the Compensation Committee, provided that the price cannot be less than 100% of the fair market value of a share of common stock on the date on which the stock option is granted.  If the Company grants incentive stock options to any 10% shareholder, the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date on which the stock option is granted.

To the extent that the aggregate fair market value of shares of common stock determined on the date of grant with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, the stock option will be treated as a non-qualified stock option.

The term of a stock option cannot exceed ten (10) years from the date of grant.  If the Company grants incentive stock options to any 10% shareholder, the term cannot exceed five (5) years from the date of grant.  The Compensation Committee determines at what time or times each stock option may be exercised and the period of time, if any, after retirement, death, disability, or termination of employment during which stock options may be exercised.  Stock options may be made exercisable in installments.  The exercisability of stock options may be accelerated by the Compensation Committee.

Awards of stock options are nontransferable, except (i) for transfers by will or the laws of descent and distribution or (ii) if authorized in the applicable award agreement, for transfers of non-qualified stock options, not for value, to family members pursuant to the terms and conditions of the 2014 Plan.

Forms of Payment. The exercise price for any stock option or the purchase price for shares of restricted stock is generally payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the stock option is exercised, of the exercise or purchase price, (3) with respect to a stock option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by the Company, or (4) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to the Company, the Bank, or their affiliates.

Performance-Based Awards. The Compensation Committee may award performance shares, cash incentives, and other performance-based awards in such amounts and upon such terms as the Compensation Committee may determine.  Each grant of a performance-based award will have an initial value or an actual or target number of shares of common stock that is established by the Compensation Committee at the time of grant.  The Compensation Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance shares or other performance-based awards that will be paid out to a grantee.  The performance goals generally will be based on one or more of the performance measures described below.  The Compensation Committee will establish the performance periods for performance-based awards.  Performance-based awards may be payable in cash or shares of common stock, or a combination thereof, as determined by the Compensation Committee.

The 2014 Plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Compensation Committee.  Such conditions may include the following: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) tax valuation allowance reversals; (i) impairment expense; and (j) environmental expense.

Performance Measures. The 2014 Plan is designed to permit the Compensation Committee to grant awards to covered executive officers that will constitute qualified performance-based compensation for purposes of Section 162(m) of the Code. Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of one million dollars ($1,000,000.00) for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief financial officer) determined at the end of each year, referred to as covered employees.  However, performance-based compensation is excluded from this limitation.  The 2014 Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, but it is not required under the 2014 Plan that awards qualify for this exception.

To qualify as performance-based: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which compensation is paid must be established by a committee of the Board, such as the Compensation Committee, comprised solely of two (2) or more directors who qualify as outside directors for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders before payment is made in a separate vote; and (iv) the relevant committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

Under the 2014 Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total shareholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals: (a) net earnings or net income; (b) operating earnings; (c) pretax earnings; (d) earnings per share; (e) share price, including growth measures and total shareholder return; (f) earnings before interest and taxes; (g) earnings before interest, taxes, depreciation, and/or amortization; (h) earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation, and/or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; gain or loss related to investments; sales and use tax settlement; and gain on non-monetary transactions; (i) sales or revenue growth, whether in general, by type of product or service, or by type of customer; (j) gross or operating margins; (k) return measures, including return on assets, capital, investment, equity, sales, or revenue; (l) cash flow, including: operating cash flow; free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in clause (h) above) less capital expenditures; levered free cash flow, defined as free cash flow less interest expense; cash flow return on equity; and cash flow return on investment; (m) productivity ratios; (n) expense targets; (o) market share; (p) financial ratios as provided in credit agreements of the Company and its subsidiaries; (q) working capital targets; (r) completion of acquisitions of businesses or companies; (s) completion of divestitures and asset sales; (t) customer satisfaction; or (u) any combination of the foregoing business criteria.

The Compensation Committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures.  The Compensation Committee will also have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Compensation Committee determines in a manner consistent with the requirements of Code Section 162(m) for deductibility.

Dividend Equivalents. The Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award.  Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock, or a combination of the two.  The Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with a stock option, and no dividend equivalent rights granted as a component of a performance award will vest unless the underlying performance goals are achieved.

Other Equity-Based Awards. The Compensation Committee may grant other types of stock-based awards under the 2014 Plan.  Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Compensation Committee.  The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

Recoupment. Award agreements for awards granted pursuant to the 2014 Plan may be subject to mandatory repayment by the recipient to the Company of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with the Company, the Bank, or their affiliates (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in the 2014 Plan, applicable award agreement, or any other agreement between the Company, the Bank, or their affiliates and the grantee.  Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback or recoupment right the Company, the Bank, or their affiliates may have or to the extent any law, rule, or regulation imposes mandatory recoupment.

No Repricing. Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or would replace any stock option with an exercise price above the current market price with cash or another security, in each case without the approval of our shareholders (although appropriate adjustments may be made to outstanding stock options to achieve compliance with applicable law, including the Code).

Change in Control. Unless otherwise provided in an applicable award agreement, if the Company experiences a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (1) except for performance-based awards, all shares of restricted stock and stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; and (2) at the discretion of the Compensation Committee, either or both of the following actions will be taken: (A) all stock options will become exercisable fifteen (15) days before the change in control and terminate upon the completion of the change in control, or (B) all stock options, restricted stock, and stock units will be cashed out before the change in control. In the case of performance-based awards denominated in shares of common stock, the awards will be treated as though target performance has been achieved and will be paid in cash or converted into unrestricted stock.  In general, a change in control under the 2014 Plan occurs upon:

●
The consummation of a reorganization, merger, or consolidation of the Company, respectively, with one or more other persons, other than a transaction following which at least 51% of either the equity ownership interests of the resulting entity or the securities entitled to vote generally in the election of directors of the resulting entity resulting are beneficially owned in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned at least 51% of such equity ownership interests of the Company or securities entitled to vote generally in the election of directors of the Company;

●
The acquisition of all or substantially all of the assets of the Company or beneficial ownership of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

●	A complete liquidation or dissolution of the Company;

●
The occurrence of any event if, immediately following such event, at least 50% of the members of the Board (i) were not members of the Board on the 2014 Plan’s effective date or (ii) are not individuals who first became members of the Board after the 2014 Plan’s effective date either: (A) upon election by affirmative vote of three-quarters (3/4) of the members of the Board in office at the time of such first election or (B) upon election by the shareholders of the Company, but only if nominated for election by affirmative vote of three-quarters (3/4) of the members of the Board in office at the time of such first nomination; or

●
Approval by the shareholders of the Company of any agreement, plan, or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in the bullets above.

●	Any event which would be described in the bullets above if the term “Bank” were substituted for the term “Company” therein.

Adjustments for Stock Splits and Similar Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2014 Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Amendment or Termination. The Compensation Committee may amend, suspend, or terminate the 2014 Plan at any time; provided that no amendment, suspension, or termination may adversely (i) impair the benefits of participants with outstanding awards without the participants’ consent or (ii) violate the 2014 Plan’s prohibition on repricing.  The Company’s shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements.  The Company’s shareholders also must approve any amendment that changes the no-repricing provisions of the 2014 Plan.  The 2014 Plan will automatically terminate on the tenth (10th) anniversary of the date the 2014 Plan is approved by the Company’s shareholders, but it may be terminated earlier by the Compensation Committee at any time.

If shareholder approval of the 2014 Plan is not obtained within twelve (12) months of adoption of the 2014 Plan by the Board, any awards granted under the 2014 Plan will be automatically cancelled.

Federal Income Tax Consequences

The federal income tax consequences of awards under the 2014 Plan for participants and the Company will depend on the type of award granted.  The following description of tax consequences is intended only for the general information of shareholders.  A participant in the 2014 Plan should not rely on this description and instead should consult his or her own tax advisor.

Restricted Stock and Stock Units. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture).  However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions.  If the grantee does not make such a Code Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes.  If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Stock. A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares.  The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss.  Capital gain or loss will be long-term if the holder has held the shares for more than one year.  Otherwise, the capital gain or loss will be short-term.

Dividend Equivalents Rights. Grantees under the 2014 Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award.  If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Incentive Stock Options. The grant of a stock option will not be a taxable event for the grantee or for the Company.  A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two (2) years after the date of grant and for one year after the date of exercise (the “holding period requirement”).  The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of a stock option to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company, the Bank, or their affiliates from the date the stock option is granted through a date within three (3) months before the date of exercise of the stock option.

If all of the foregoing requirements are met, except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the stock option was exercised over the stock option exercise price (but not in excess of the gain realized on the sale).  The balance of the realized gain, if any, will be capital gain.  The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and to certain reporting requirements.

Non-Qualified Stock Options. The grant of a stock option will not be a taxable event for the grantee or the Company.  Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise.  Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the stock option was exercised).   If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift (if such action is authorized in the applicable award agreement) will realize taxable income at the time the non-qualified stock option is exercised by the family member.  The grantee will be subject to withholding of income and employment taxes at that time.  The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the stock option is exercised.  The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes.  Once the gift is completed, neither the transferred stock options nor the shares acquired on exercise of the transferred stock options will be includable in the grantee's estate for estate tax purposes.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in their own discretion.

By Order of the Board of Directors,

Gerald P. Ciejka Secretary

Westfield, Massachusetts
April 4, 2014

APPENDIX A

WESTFIELD FINANCIAL, INC.

2014 OMNIBUS INCENTIVE PLAN

A-i

A-ii

9.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS	A-18
	9.1 Grant of Restricted Stock or Stock Units.	A-18
	9.2 Restrictions.	A-19
	9.3 Registration; Restricted Share Certificates.	A-19
	9.4 Rights of Holders of Restricted Stock.	A-19
	9.5 Rights of Holders of Stock Units.	A-20
	9.5.1 Voting and Dividend Rights.	A-20
	9.5.2 Creditor's Rights.	A-20
	9.6 Termination of Service.	A-20
	9.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.	A-20
	9.8 Delivery of Shares of Stock.	A-21
10.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS	A-21
	10.1. Unrestricted Stock Awards.	A-21
	10.2. Other Equity-Based Awards.	A-21
11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK	A-22
	11.1 General Rule.	A-22
	11.2 Surrender of Shares of Stock.	A-22
	11.3 Cashless Exercise.	A-22
	11.4 Other Forms of Payment.	A-22
12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS	A-23
	12.1. Dividend Equivalent Rights.	A-23
	12.2. Termination of Service.	A-23
13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS	A-23
	13.1 Grant of Performance-Based Awards.	A-23
	13.2 Value of Performance-Based Awards.	A-24
	13.3 Earning of Performance-Based Awards.	A-24
	13.4 Form and Timing of Payment of Performance-Based Awards.	A-24
	13.5 Performance Conditions.	A-24
	13.6 Performance-Based Awards Granted to Designated Covered Employees.	A-24
	13.6.1 Performance Goals Generally.	A-25
	13.6.2 Timing for Establishing Performance Goals.	A-25
	13.6.3 Payment of Awards; Other Terms.	A-25
	13.6.4 Performance Measures.	A-25
	13.6.5 Evaluation of Performance.	A-27
	13.6.6 Adjustment of Performance-Based Compensation.	A-28
	13.6.7 Committee Discretion.	A-28
	13.7 Status of Awards Under Code Section 162(m).	A-28
14.	PARACHUTE LIMITATIONS	A-28
15.	REQUIREMENTS OF LAW	A-29
	15.1 General.	A-29
	15.2 Rule 16b-3.	A-30
16.	EFFECT OF CHANGES IN CAPITALIZATION	A-30
	16.1 Changes in Stock.	A-30

A-iii

	16.2 Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control.	A-31
	16.3 Change in Control in which Awards are not Assumed.	A-31
	16.4 Change in Control in which Awards are Assumed.	A-32
	16.5 Adjustments	A-33
	16.6 No Limitations on Company.	A-33
17.	GENERAL PROVISIONS	A-34
	17.1 Disclaimer of Rights.	A-34
	17.2 Nonexclusivity of the Plan.	A-34
	17.3 Withholding Taxes.	A-34
	17.4 Captions.	A-35
	17.5 Construction.	A-35
	17.6 Other Provisions.	A-35
	17.7 Number and Gender.	A-35
	17.8 Severability.	A-36
	17.9 Governing Law.	A-36
	17.10 Section 409A of the Code.	A-36

A-iv

WESTFIELD FINANCIAL, INC.

2014 OMNIBUS INCENTIVE PLAN

Westfield Financial, Inc. (the “Company”) sets forth herein the terms of its 2014 Omnibus Incentive Plan (the “Plan”), as follows:

1.   PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding, and retaining key personnel.  To this end, the Plan provides for the grant of awards of stock options, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards.  Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan.  Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.   DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1           “Affiliate” means any company or other entity that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.  For purposes of grants of Options, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulations Section 1.414(c)-2(b)(2)(i); provided, that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulations Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulations Section 1.414(c)-2(b)(2)(i).

2.2           “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3           “Award” means a grant under the Plan of an Option, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4           “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5           “Award Stock” shall have the meaning set forth in Section 16.3(a)(ii).

2.6           “Bank” means Westfield Bank.

2.7           “Benefit Arrangement” shall have the meaning set forth in Section 14.

2.8           “Board” means the Board of Directors of the Company.

2.9           “Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company, the Bank, or an Affiliate, the Grantee’s (a) personal dishonesty, (b) incompetence, (c) willful misconduct, (d) breach of fiduciary duties involving personal profit, (e) intentional failure to perform stated duties, or (f) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

2.10           “Capital Stock” means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all common stock, no par value, of the Company.

2.11           “Change in Control” means the occurrence of any of the following:

(a)	The consummation of a reorganization, merger, or consolidation of the Company, respectively, with one (1) or more other Persons, other than a transaction following which:

(1)
At least fifty-one percent (51%) of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by Persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least fifty-one percent (51%) of the outstanding equity ownership interests in the Company; and

(2)
At least fifty-one percent (51%) of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by Persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least fifty-one percent (51%) of the securities entitled to vote generally in the election of directors of the Company;

(b)
The acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any Person or by any Persons acting in concert, or approval by the stockholders of the Company of any transaction which would result in such an acquisition;

(c)	A complete liquidation or dissolution of the Company;

(d)	The occurrence of any event if, immediately following such event, at least fifty percent (50%) of the members of the Board of the Company do not belong to any of the following groups:

(1)	Individuals who were members of the Board of the Company on the Effective Date; or

(2)	Individuals who first became members of the Board of the Company after the Effective Date either:

(A)
Upon election to serve as a member of the Board of the Company by affirmative vote of three-quarters (3/4) of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(B)
Upon election by the stockholders of the Company to serve as a member of the Board of the Company, but only if nominated for election by affirmative vote of three-quarters (3/4) of the members of the Board of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of the Company; or

(e)
Approval by the stockholders of the Company of any agreement, plan, or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in paragraphs (a), (b), (c), or (d) above.

(f)	Any event which would be described in paragraphs (a), (b), (c), (d), or (e) above if the term “Bank” were substituted for the term “Company” therein.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or any Subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them.

2.12           “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.  References in the Plan to any Code section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code section.

2.13           “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.14           “Company” means Westfield Financial, Inc. and its successors.

2.15           “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.16           “Disability” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company, the Bank, or an Affiliate, the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.17           “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 12.1, to receive cash, Stock, other Awards, or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.18           “Effective Date” means [                   ], the date on which the Plan is approved by the Company’s stockholders.

2.19           “Employee” means, as of any date of determination, an employee (including an officer) of the Company, the Bank, or an Affiliate.

2.20           “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.21           “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

(a)
If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market” ), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).  If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)
If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.20 or Section 17.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 17.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22           “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.23           “Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination.

2.24           “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.25           “Grantee” means a person who receives or holds an Award under the Plan.

2.26           “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.27           “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.28           “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.29           “Option Price” means the exercise price for each share of Stock subject to an Option.

2.30           “Other Agreement” shall have the meaning set forth in Section 14.

2.31           “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, or a Performance Share.

2.32           “Outside Director” means a member of the Board who is not an Employee.

2.33           “Parachute Payment” shall have the meaning set forth in Section 14(a).

2.34           “Performance-Based Award” means an Award of Options, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of performance goals (as provided in Section 13) over a Performance Period specified by the Committee.

2.35           “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees.  Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.36           “Performance Measures” means measures as specified in Section 13.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.37           “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.38           “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 13) over a Performance Period of up to ten (10) years.

2.39           “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.40           “Plan” means the Company’s 2014 Omnibus Incentive Plan, as amended from time to time.

2.41           “Prior Plans” means the Company’s 2007 Stock Option Plan and the Company’s 2007 Recognition and Retention Plan.

2.42           “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.43           “Restricted Period” shall have the meaning set forth in Section 9.2.

2.44           “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.45           “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.46           “Service” means service qualifying a Grantee as a Service Provider to the Company, the Bank, or an Affiliate.  Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company, the Bank, or an Affiliate.  Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive.  If a Service Provider’s employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.47           “Service Provider” means an Employee, officer, or director of the Company, the Bank, or an Affiliate, or a consultant or adviser (who is a natural person) to the Company, the Bank, or an Affiliate currently providing services to the Company, the Bank, or an Affiliate.

2.48           “Stock” means the common stock, $0.01 par value, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 16.1.

2.49           “Stock Exchange” means the National Association of Securities Dealers Automated Quotations (NASDAQ) or another established national or regional stock exchange.

2.50           “Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 9 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting.  A Stock Unit may also be referred to as a restricted stock unit.

2.51           “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers, or other voting members of the governing body of such corporation or non-corporate entity.  In addition, any other entity may be designated by the Committee as a Subsidiary; provided, that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.52           “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company, the Bank, or an Affiliate or with which the Company, the Bank, or an Affiliate has combined or will combine.

2.53           “Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.54           “Unrestricted Stock” shall have the meaning set forth in Section 10.1.

2.55           “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.   ADMINISTRATION OF THE PLAN

3.1	Committee.

3.1.1	Powers and Authorities.

 The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.  Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement.  All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

 In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2	Composition of Committee.

 The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan.  Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i), and for so long as the Stock is listed on the NASDAQ Stock Market, an “independent director” within the meaning of Section 5605(a)(2) of the NASDAQ Listing Rules; provided, that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee.  Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3	Other Committees.

 The Board also may appoint one or more committees of the Board, each composed of one (1) or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m), and for so long as the Stock is listed on the NASDAQ Stock Market, the rules of such Stock Exchange.

3.2	Board.

 The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3	Terms of Awards.

3.3.1	Committee Authority.

 Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)	designate Grantees;

(b)	determine the type or types of Awards to be made to a Grantee;

(c)	determine the number of shares of Stock to be subject to an Award;

(d)
establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)	prescribe the form of each Award Agreement evidencing an Award; and

(f)
subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided, that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, the Bank, an Affiliate, or any business entity acquired or to be acquired by the Company, the Bank, or an Affiliate or with which the Company, the Bank, or an Affiliate has combined or will combine.

3.3.2	Forfeiture; Recoupment.

 If any time within one (1) year after the date on which a Grantee exercises an Option, or receives payment of a Performance-Based Award, or on which Restricted Stock or Stock Units vest, or on which income is realized by a Grantee in connection with any other Award (each of which events shall be a “realization event”), the Board determines in its discretion that the Company has been materially harmed by the Grantee, whether such harm (a) results in the Grantee’s termination or deemed termination of employment for Cause or (b) results from any activity of the Grantee determined by the Board to be in competition with any activity of the Company, the Bank, or an Affiliate, or otherwise prejudicial, contrary, or harmful to the interests of the Company, the Bank, or an Affiliate (including, but not limited to, accepting employment with or serving as a consultant, adviser, or in any other capacity to an entity that is in competition with or acting against the interests of the Company, the Bank, or an Affiliate), then any gain realized by the Grantee from the realization event shall be paid by the Grantee to the Company upon notice from the Company.  Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of the Stock.  The Company shall have the right to offset such gain against any amounts otherwise owed to the Grantee by the Company, the Bank, or an Affiliate (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

 In addition, the Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company, the Bank, or an Affiliate, (d) confidentiality obligation with respect to the Company, the Bank, or an Affiliate, (e) Company or Bank policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company, the Bank, or an Affiliate, as and to the extent specified in such Award Agreement.  The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company, the Bank, or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company, the Bank, or an Affiliate and such Grantee, as applicable.

 Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company or Bank “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule, regulation, or otherwise, or (b) any law, rule, or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, or regulation.

3.4	No Repricing.

 Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval:  (a) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options; (b) cancel outstanding Options in exchange for, or substitution of, Options with an exercise price that is less than the exercise price of the original Options; or (c) cancel outstanding Options with an exercise price above the current stock price in exchange for cash or other securities.

3.5	Deferral Arrangement.

 The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided, that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options.  Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a “separation from service” occurs (as defined under Code Section 409A).

3.6	No Liability.

 No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7	Registration; Share Certificates.

 Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1	Number of Shares of Stock Available for Awards.

 Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to five hundred sixteen thousand (516,000) shares of Stock.  Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.  Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

4.2	Adjustments in Authorized Shares of Stock.

 In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards.  The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards.  Shares available for awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for Awards under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3	Share Usage.

 Shares of Stock subject to an Award shall be counted as used as of the Grant Date.  Any shares of Stock that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award.  If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any shares of Stock subject thereto or is settled in cash in lieu of shares of Stock, then the number of shares of Stock counted against the aggregate number of shares of Stock available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, or expiration, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the limit set forth in Section 4.1.

 The number of shares of Stock available for Awards under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 11.2, (ii) deducted or delivered from payment of an Award of an Option in connection with the Company’s tax withholding obligations as provided in Section 17.3, or (iii) purchased by the Company with proceeds from Option exercises.

5.	EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1	Effective Date.

The Plan shall become effective as of the Effective Date.  Following the Effective Date, no awards shall be made under the Prior Plans.  Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, including performance-based awards, which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.

5.2	Term.

 The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3	Amendment and Termination.

 The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made.  The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed); provided, that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s stockholders.  No amendment, suspension, or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1	Eligible Grantees.

 Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2	Limitation on Shares of Stock Subject to Awards and Cash Awards.

 During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)
The maximum number of shares of Stock subject to Options that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is one hundred fifty thousand (150,000) shares;

(b)
The maximum number of shares of Stock that may be granted under the Plan pursuant to Awards that are intended to qualify as performance-based compensation under Code Section 162(m), other than pursuant to Options, in a calendar year to any person eligible for an Award under Section 6 is one hundred fifty thousand (150,000) shares; and

(c)
The maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be one million dollars ($1,000,000.00) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall be one million dollars ($1,000,000.00).

 The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 16.

6.3	Stand-Alone, Additional, Tandem, and Substitute Awards.

 Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, the Bank, an Affiliate, or any business entity that has been a party to a transaction with the Company, the Bank, or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company, the Bank, or an Affiliate.  Such additional, tandem, substitute, or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, the Bank, an Affiliate, or any business entity that has been a party to a transaction with the Company, the Bank, or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate.  Notwithstanding Section 8.1, the Option Price of an Option that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided, that such Option Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine.  Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1	Option Price.

 The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option.  Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2	Vesting.

 Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided, that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws that will vest or become exercisable within a six (6)-month period starting on the Grant Date.

8.3	Term.

 Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4	Termination of Service.

 Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5	Limitations on Exercise of Option.

 Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.

8.6	Method of Exercise.

 Subject to the terms of Section 10 and Section 17.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee.  Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7	Rights of Holders of Options.

 Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8	Delivery of Stock.

 Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9	Transferability of Options.

 Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

                8.10                 Family Transfers.

 If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof.  Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

                8.11                 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company, the Bank, and its Affiliates) does not exceed one hundred thousand dollars ($100,000).  Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

                8.12                 Notice of Disqualifying Disposition.

 If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

9.1	Grant of Restricted Stock or Stock Units.

 Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company, the Bank, or an Affiliate.

9.2	Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 12.  Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

9.3	Registration; Restricted Share Certificates.

 Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement.  Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock.  The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee; provided, that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

9.4	Rights of Holders of Restricted Stock.

 Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock.  The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock.  Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments.  All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

9.5	Rights of Holders of Stock Units.

9.5.1	Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders).  The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock.  Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such dividend payments.  Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid.  Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

9.5.2	Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company.  Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.6	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

9.7	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

 The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units.  Such purchase price shall be payable in a form provided in Section 10 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company, the Bank, or an Affiliate.

9.8	Delivery of Shares of Stock.

 Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 9.8.

10.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

                10.1.                Unrestricted Stock Awards.

 The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan.  Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company, the Bank, or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

                10.2.                Other Equity-Based Awards.

 The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 10.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals.  The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter.  Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved, and if such performance goals are not achieved, the Grantee of such Other Equity-Based Award shall promptly forfeit and repay to the Company such dividend payments.  Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.  Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

                11.1                 General Rule.

 Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

                11.2                 Surrender of Shares of Stock.

 To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

                11.3                 Cashless Exercise.

 To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 17.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

                11.4                 Other Forms of Payment.

 To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company, the Bank, or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1.	Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date.  A Dividend Equivalent Right may be granted hereunder to any Grantee; provided, that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation).  Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award; provided, that, Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

12.2.	Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1	Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.

13.2	Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

13.3	Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

13.4	Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided, that, unless specifically provided in the Award Agreement for such Awards and to the extent necessary to comply with Section 409A of the Code, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends.  Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

13.5	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

13.6	Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.

13.6.1	Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one (1) or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals.  Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

13.6.2	Timing for Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

13.6.3	Payment of Awards; Other Terms.

Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee.  The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards.  The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.  In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

13.6.4	Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a)           net earnings or net income;

(b)           operating earnings;

(c)           pretax earnings;

(d)           earnings per share;

(e)           share price, including growth measures and total stockholder return;

(f)           earnings before interest and taxes;

(g)           earnings before interest, taxes, depreciation and/or amortization;

(h)   earnings before interest, taxes, depreciation and/or amortization, as adjusted to exclude any one or more of the following:

●	stock-based compensation expense;

●	income from discontinued operations;

●	gain on cancellation of debt;

●	debt extinguishment and related costs;

●	restructuring, separation, and/or integration charges and costs;

●	reorganization and/or recapitalization charges and costs;

●	impairment charges;

●	gain or loss related to investments;

●	sales and use tax settlement; and

●	gain on non-monetary transactions;

(i)   sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j)   gross or operating margins;

(k)   return measures, including return on assets, capital, investment, equity, sales, or revenue;

(l)   cash flow, including:

●	operating cash flow;

●
free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

●	levered free cash flow, defined as free cash flow less interest expense;

●	cash flow return on equity; and

●	cash flow return on investment;

(m)	productivity ratios;

(n)	expense targets;

(o)	market share;

(p)	financial ratios as provided in credit agreements of the Company and its subsidiaries;

(q)	working capital targets;

(r)	completion of acquisitions of businesses or companies;

(s)	completion of divestitures and asset sales;

(t)	customer satisfaction; or

(u)	any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company, the Bank, Subsidiaries of the Company and the Bank, and other Affiliates as a whole, (ii) the Company, the Bank, any Subsidiary, and/or any other Affiliate, or any combination thereof, or (iii) any one or more business units of the Company, the Bank, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate.  In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee.  The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 13.

13.6.5	Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) tax valuation allowance reversals; (i) impairment expense; and (j) environmental expense.  To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

13.6.6	Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

13.6.7	Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval; provided, that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m).  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.6.4.

13.7	Status of Awards Under Code Section 162(m).

It is the intent of the Company that Performance-Based Awards under Section 13.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m).  Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m).  If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.	PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company, the Bank, or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)
to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b)
if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

15.	REQUIREMENTS OF LAW

15.1	General.

The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, the Bank, or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued, or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award.  Without limiting the generality of the foregoing, upon the exercise of any Option that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act.  Any determination in this connection by the Committee shall be final, binding, and conclusive.  The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws.  As to any jurisdiction that expressly imposes the requirement that an Option that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan.  In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

16.	EFFECT OF CHANGES IN CAPITALIZATION

16.1	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend, or other distribution payable in Capital Stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee.  In addition, the number and kind of shares of Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options but shall include a corresponding proportionate adjustment in the per share Option Price.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.  Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board, or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options as required to reflect such distribution.

16.2	Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control.

Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares of Stock remaining subject to the Option as in effect immediately prior to such reorganization, merger, or consolidation.  Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply, as well to any replacement shares received by the Grantee as a result of such reorganization, merger, or consolidation.  In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

16.3	Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)
in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested, and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested, and the shares of Stock (if any) subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either or both of the following two (2) actions shall be taken:

(i)
fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options, equal to the product of the number of shares of Stock subject to such Options (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price applicable to such Award Stock.

(b)
Performance-Based Awards shall be treated as though target performance has been achieved and will be paid in cash or converted into Unrestricted Stock.  After application of this Section 16.3(b), if any Awards arise from application of this Section 16, such Awards shall be settled under the applicable provision of Section 16.3(a).

(c)	Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

16.4	Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, Restricted Stock, Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights, and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.  In the event an Award is assumed, continued, or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one (1) year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one (1)-year period immediately following such termination or for such longer period as the Committee shall determine.

16.5	Adjustments

Adjustments under this Section 16 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4.  This Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company, the Bank, or an Affiliate that is not a Change in Control.

16.6	No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

17.	GENERAL PROVISIONS

17.1	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company, the Bank, or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company, the Bank, or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company, the Bank, or an Affiliate.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein.  The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

17.3	Withholding Taxes.

The Company, the Bank, or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company, the Bank, or an Affiliate, as the case may be, any amount that the Company, the Bank, or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed.  Subject to the prior approval of the Company, the Bank, or an Affiliate, which may be withheld by the Company, the Bank, or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company, the Bank, or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company, the Bank, or such Affiliate shares of Stock already owned by the Grantee.  The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Bank, or such Affiliate as of the date on which the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 17.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.  The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company, the Bank, or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.  Notwithstanding Section 2.22 or this Section 17.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 17.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.  In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

17.4	Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

17.5	Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

17.6	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

17.7	Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

17.8	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.9	Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

17.10	Section 409A of the Code.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A.  Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A will not be treated as deferred compensation unless Applicable Laws require otherwise.  Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s termination of “separation from service” (as defined for purposes of Code Section 409A) will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier).

Further, notwithstanding anything to the contrary in the Plan, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Common Shares subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).  If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery will occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A.  No provision of this paragraph will in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

Notwithstanding the foregoing, neither the Company, the Bank, any Affiliate nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A of the Code and neither the Company, the Bank, any Affiliate nor the Committee will have any liability to any Grantee for such tax or penalty.

*    *    *

To record adoption of the Plan by the Board as of February 26, 2014, and approval of the Plan by the stockholders on  , 2014, the Company has caused its authorized officer to execute the Plan.

WESTFIELD FINANCIAL, INC.

By:
Name:
Title:

WESTFIELD FINANCIAL, INC. ATTN:
LEO R SAGAN JR
141 ELM SREET WESTFIELD,
MA 01085

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The Board of Directors unanimously recommends a vote FOR the nominees named in Item 1 :

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees
01 Laura Benoit 02 Donna J. Damon 03 Lisa G. McMahon 04 Steven G. Richter

The Board of Directors recommends you vote FOR proposals listed in items 2, 3 and 4.

		For	Against	Abstain
2	Approval of a non-binding advisory resolution on the compensation of our named executive officers.	☐	☐	☐
3	The ratification of the appointment of Wolf & Company,P.C. as Westfield Financial, Inc.`s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐
4	Approval of the Westfield Financial, Inc. 2014 Omnibus Compensation Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000205526_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com .

WESTFIELD FINANCIAL, INC. Annual Meeting of Shareholders May 15, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned shareholder of Westfield Financial, Inc. hereby appoints Gerald P. Ciejka and Leo R. Sagan, Jr., and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Westfield Financial, Inc. held of record by the undersigned on March 20, 2014, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 15, 2014 at 10:00 a.m., Eastern Time, at the Springfield Marriott, 2 Boland Way, Springfield, MA. 01115 or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement, dated April 4, 2014, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposals listed in Items 2, 3 and 4.

0000205526_2 R1.0.0.51160

Continued and to be signed on reverse side